WORLD
EQUITY
BENCHMARK
SHARES


WEBS [GRAPHIC OMITTED]


                                                          1 9 9 6

                                                       ANNUAL REPORT
                                                    FOREIGN FUND, INC.

                                                              FOREIGN FUND, INC.
================================================================================




Dear Shareholder,

     As a pioneering investor in World Equity Benchmark Shares (WEBS), you will be glad to see your good judgment affirmed: WEBS have met their performance and pricing goals in the first six months of operation. You can expect more and more investors to follow your lead into this exciting arena of international equities.

ALREADY, A GOOD TRACK RECORD

     As you know, each of the 17 WEBS series seeks to deliver the investment performance of a specific country's stock market, as measured by a Morgan Stanley Capital International (MSCI) country index. This annual report contains information about the tracking of each series of WEBS as compared to its benchmark MSCI country index during the period from inception (March 12, 1996) through August 31, 1996. As you will see, each WEBS produced performance well within the limit set forth in the prospectus. For an indicator of how well WEBS perform for our shareholders, we designed a weighted basket of WEBS to mirror the performance of the MSCI EAFE (Europe, Australasia, Far East) index, the standard international benchmark for US institutional investors. The tracking error of this basket compared to EAFE was only 0.09% from WEBS' introduction on March 12, 1996 through the end of their first fiscal year.

     While this performance may reassure current and prospective shareholders, it should come as no surprise. Barclays Global Fund Advisors, which manages WEBS, uses sophisticated optimization models to construct portfolios that have capitalization, industry and fundamental investment characteristics similar to those of the relevant index. They also use these models to rebalance each WEBS portfolio when the underlying MSCI index changes.

PRICE/VALUE STABILITY

     WEBS have also shown that their unique structure has indeed kept share prices very close to their net asset values. While the relationships between market price and net asset value varied from moment to moment and from index series to index series, WEBS traded on the American Stock Exchange at an average end-of-day market price only 4 cents per share -- about one-third of 1% -- over their underlying net asset values. The largest average end-of-day spread, for Australia, was only 1.27%. In contrast, shares in closed-end international funds frequently trade at substantial discounts or premiums to their net asset values.

INTERNATIONAL OUTLOOK

     While we are pleased to present these favorable results, the true excitement of WEBS -- and the compelling reason you purchased your shares -- is the opportunity represented by the international markets whose performance WEBS deliver.

     First, adding international assets to a portfolio of US equities generally decreases overall risk because many foreign markets have a low correlation to US markets. In 1987, for example, when the US equities market delivered its worst performance in a decade and rose only 0.61% for the year, Japan, Spain, and the United Kingdom delivered returns of 42.41%, 32.70% and 31.56%, respectively.1

     Second, foreign markets have offered superior returns over the past two decades. In seven of the 10 years from 1986 through 1995, the US market did not even rank among the top five developed markets. This year, the US equity market ranked only tenth when compared to the 17 WEBS markets for the first eight months. Mexico's total return was 18.22% and Sweden's was 17.81%, compared with 8.46% for the US.

     These diversification and return advantages have led a number of leading financial advisors to routinely recommend that investors place from 10% to 40% of their assets in non-US securities. Moreover, investors are increasingly putting their foreign assets in indexed investments such as WEBS. Pension funds placed almost half their 1995 international equity investments into indexed products, according to INSTITUTIONAL INVESTOR.

GROWTH

     WEBS were launched on March 12 with aggregate net assets of $79 million, which grew 280% to


-------------------
1 Market performance data are as measured by the relevant MSCI Index in US dollars with net dividends reinvested for each country. It is not possible to invest in an MSCI Index.

ANNUAL REPORT OF THE INVESTMENT ADVISER
================================================================================



more than $300 million by August 31. The success of WEBS in fiscal 1996, together with the growing importance of international equities to US investors, the attractiveness of index investing, and the ease of investing in WEBS, make us optimistic about the prospect for continued strong investment interest in WEBS in fiscal 1997.

     The creation of new WEBS to meet increased demand should result in reduced expense ratios for all shares as certain costs are spread over a larger asset base. Lower expense ratios would make WEBS an even more efficient vehicle for international investing. We hope that many of you, our initial shareholders, will purchase additional WEBS as you gain confidence in them and continue to diversify your portfolios.

     In the meantime, we wish to thank you for your early support of and confidence in WEBS.

     Sincerely,


     /s/  NATHAN MOST                  /s/  DONALD L. LUSKIN


     Nathan Most                       Donald L. Luskin
     Chairman and President            Vice Chairman
     Foreign Fund, Inc.                Barclays Global
                                       Fund Advisors

                                                             FOREIGN FUND, INC.
===============================================================================



INTRODUCTION


     The Investment Adviser for each WEBS Index Series is Barclays Global Fund Advisors. Each WEBS Index Series is managed to hold a representative sample of the securities held in the corresponding MSCI Index (using an analytic technique known as "portfolio sampling"), as opposed to a full replication of the Index. Portfolio sampling is a highly disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. No attempt is made to manage the WEBS Index Series using economic, financial or market analysis.

     There are several factors that should be kept in mind when reviewing the performance of the Fund's various WEBS Index Series. First, because of the portfolio sampling approach discussed above, as well as regulatory and other constraints imposed on its use (such as limits on investing in particular stocks imposed by the Internal Revenue Code and the need to comply with the Fund's concentration policy), the resulting performance of the WEBS Index Series may vary positively or negatively from that of the MSCI Index during any period.

     Second, the MSCI Indices are unmanaged and, therefore, do not bear management, administration, distribution, transaction or other expenses. However, the WEBS Index Series do incur such expenses, which impacts their performance.

     A final factor to be considered is the method in which the MSCI Index records dividend income. The MSCI Index calculates total dividends received in a year and allocates that total pro rata over a twelve-month period (i.e., the dividend payments are "smoothed" throughout the year). Each WEBS Index Series records dividend income on its portfolio securities on their specific ex-dividend dates, which results in uneven flows of dividend income during the year. It should be noted that computations for the MSCI Indices herein allocate a pro rata portion of the March 1996 dividend amount over the 20 days in March that the Fund was operational.

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  AUSTRALIA

   For the period ended August 31, 1996 the total return of the WEBS Australia Index Series was 3.88%. The corresponding Index total return for the period was 3.83%. The Australia Index Series outperformed the Index total return by 0.05% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS AUSTRALIA INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Australia Index Series outperformed the benchmark for several reasons, including the impact of portfolio sampling and dividend smoothing. The primary reason the Index Series outperformed the benchmark was due to portfolio sampling. This technique resulted in an overweighting of the gold mining and banking sectors, which impacted performance positively, more than offsetting the effect of the Fund's expenses on the Australia Index Series' performance.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS AUSTRALIA INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The fear of an Australian Reserve Bank interest rate cut came to an end following the report showing a GDP growth rate of 4.8% through March. The consumer, business and government sectors all contributed to this growth, although the services, agriculture and mining (particularly gold mining) sectors were the leaders. The manufacturing and construction sectors performed poorly overall. In May, the Australian dollar appreciated 1.4% against the United States dollar, which resulted in increased imports. In June, there was a slump in gold and copper prices which contributed to a slight depreciation in the value of the Australian dollar. The Australian stock market sustained losses in May with industrial stocks sliding 2%. Overall, Australia has experienced stable inflation rates, asset prices and healthy corporate profits which has resulted in slow, steady growth of the economy.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               AUSTRALIA INDEX SERIES VS. THE MSCI AUSTRALIA INDEX

                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996              $10,000.00              $10,000.00
March 31,1996              $10,170.68              $10,160.80
April 30,1996              $10,670.15              $10,633.17
May 31,1996                $10,587.76              $10,522.61
June 30,1996               $10,238.20              $10,261.31
July 31,1996                $9,758.14               $9,768.84
August 31,1996             $10,383.06              $10,388.19

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
--   Australia Index Series         $10,388*
==   MSCI Australia Index           $10,383

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      -----------------
Australia Index Series                                      3.88%
MSCI Australia Index                                        3.83%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Australia Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  AUSTRIA

     For the period ended August 31, 1996 the total return of the WEBS Austria Index Series was (3.39)%. The corresponding Index total return for the period was 0.73%. The Austria Index Series underperformed the Index total return by 4.12% in this period.
     WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS AUSTRIA INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
The Austria Index Series underperformed the benchmark for several reasons, including the impact of expenses and dividend smoothing. The primary reason the Index Series underperformed the benchmark was due to portfolio sampling. This technique resulted in certain securities within the banking and insurance sectors being overweighted in the Index Series. These securities performed poorly during this period, which caused the Index Series to underperform the Index.
     WHAT MARKET CONDITIONS AFFECTED THE WEBS AUSTRIA INDEX SERIES' PERFORMANCE DURING THE PERIOD?
     The cyclical upswing that Austria had experienced in the last year is losing momentum. The long period of growth in the construction sector has slowed and tourism has also suffered. The construction sector is expected to continue to perform poorly due to small wage increases, a low savings rate and smaller disposable income in Austria. The GDP has decreased from 2.1% in 1995 to 1.6% in the first half of 1996. Risks have arisen in the European business cycle resulting from a movement to restrictive fiscal policies in the hopes of reducing excessive budget deficits (as required by the criteria set in the Maastricht Treaty). Austria plans to decrease its deficit (currently at 5.4% of
GDP) to 3% of GDP by 1997. The Government plans to accomplish this deficit decrease by cutting public labor costs and the rate of early retirements. Inflation has slowed down, falling below 2% in early 1996. It should continue its decline. Unemployment has risen from 4.6% in 1995 to 4.7% in 1996 (although traditionally low for Austria) and should continue rising into 1997. The slowdown of growth Austria has experienced, in addition to rising unemployment and the strict budget reduction plan, has put a strain on economic growth this year.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                 AUSTRIA INDEX SERIES VS. THE MSCI AUSTRIA INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,237                 $10,101
April 30,1996                 $10,304                 $10,009
May 31,1996                   $10,866                 $10,577
June 30,1996                  $10,202                  $9,881
July 31,1996                   $9,978                  $9,698
August 31,1996                $10,073                  $9,661

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
---  Austria Index Series             $9,661*
==   MSCI Austria Index              $10,073

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      -----------------
Austria Index Series                                       (3.39)%
MSCI Austria Index                                          0.73%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Austria Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  BELGIUM

   For the period ended August 31, 1996 the total return of the WEBS Belgium Index Series was 5.01%. The corresponding Index total return for the period was 4.96%. The Belgium Index Series outperformed the Index total return by 0.05% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS BELGIUM INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Belgium Index Series outperformed the benchmark for several reasons, including dividend smoothing and portfolio sampling. The majority of the overperformance was due to dividend smoothing by the benchmark. The Index Series received over 90% of the year's dividends during the May through August period, the months many European companies pay dividends. The result of dividend smoothing more than offset the effect of the Fund's expenses on the Belgium Index Series' performance.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS BELGIUM INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Belgian economy is showing signs of picking up again after a short downturn. The GDP growth rate was 2% in 1995 and decreased slightly to 1.8% in the first part of 1996, although the forecast for 1997 is 2.4%. This growth downturn was caused by a general slowdown in the manufacturing sector in Europe, which affected the intermediate goods sector in Belgium. Inventories have been accumulating due to weak domestic demand caused by higher taxes, unemployment and a freeze on real wage increases. The unemployment rate is expected to remain subdued, holding at an average of 2% in 1996. Along with the rest of Europe, Belgium is determined to decrease it's budget deficit from 4.3% of GDP in 1995 to 3% of GDP by the end of 1996. This plan to reduce the deficit looks promising based on a government austerity program which includes a three year wage freeze and cuts in health and social spending. The biggest challenge facing the country is the reduction of the deficit by 1998. Overall, Belgium has experienced steady growth in 1996, along with a decrease in its unemployment rate.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                 BELGIUM INDEX SERIES VS. THE MSCI BELGIUM INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                  $9,823                  $9,759
April 30,1996                 $10,076                  $9,966
May 31,1996                   $10,237                 $10,288
June 30,1996                  $10,284                 $10,322
July 31,1996                  $10,399                 $10,456
August 31,1996                $10,496                 $10,501

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
--   Belgium  Index Series           $10,501*
==   MSCI Belgium Index              $10,496

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Belgium Index Series                                        5.01%
MSCI Belgium Index                                          4.96%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Belgium Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  CANADA

   For the period ended August 31, 1996 the total return of the WEBS Canada Index Series was 4.63%. The corresponding Index total return for the period was 5.21%. The Canada Index Series underperformed the Index total return by 0.58% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS CANADA INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Canada Index Series underperformed the benchmark for several reasons, including dividend smoothing and the impact of expenses. The primary reason for the underperformance was expenses incurred by the Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS CANADA INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Canada has experienced continued growth due to the strength of the U.S. economy, additional penetration by Canadian exporters in the U.S. and overseas markets, as well as a stronger world economy. Expectations are that the pace of economic growth in Canada will accelerate from 1.6% this year to 2.4% in 1997. Productivity growth, low inflation and a slow rate of wage increases have allowed Canadian producers to win market share abroad. This export growth should continue with increased market share penetration in the U.S., and especially in overseas markets. The financial services sector has experienced above average growth consistent with the growth in demand for new services. In government, cutbacks are a major focus. These cutbacks will adversely affect the health care and education sectors. The manufacturing sector, which slowed in the last year, is regaining strength and should outperform most other sectors in 1997. Increasing competition, due to modest growth, will keep businesses focused on productivity improvements and reducing costs. Unemployment is forecast to drop slightly to 9.2% for 1996, due to the creation of jobs. The strong growth that Canada has experienced in the last year, which was fueled by export growth, is forecast to continue through 1997.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                  CANADA INDEX SERIES VS. THE MSCI CANADA INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,100                 $10,088
April 30,1996                 $10,516                 $10,462
May 31,1996                   $10,682                 $10,639
June 30,1996                  $10,389                 $10,344
July 31,1996                  $10,071                 $10,029
August 31,1996                $10,521                 $10,463

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
--   Canada  Index Series           $10,463*
==   MSCI Canada Index              $10,521

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Canada Index Series                                         4.63%
MSCI Canada Index                                           5.21%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Canada Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  FRANCE

   For the period ended August 31, 1996 the total return of the WEBS France Index Series was 4.95%. The corresponding Index total return for the period was 3.71%. The France Index Series outperformed the Index total return by 1.24% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS FRANCE INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The France Index Series outperformed the benchmark for several reasons, including dividend smoothing and portfolio sampling. The primary reason the Index Series outperformed the benchmark was due to dividend smoothing by the benchmark. The Index Series received over 90% of the year's dividends during the June through July period, the months many European companies pay dividends. The result of dividend smoothing more than offset the effect of the Fund's expenses on the France Index Series' performance.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS FRANCE INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   A major change in the government following the general election (a move from a Socialist president to a Center-Right president) has upset the economy. Consumer spending has fallen, as have the volumes of both imports and exports. The rate of inflation has remained stable at 2% and should continue at this level. The biggest problem facing the French economy is restricting public finances in order to reduce the deficit to a target level of 4% of GDP by the end of 1996 (in keeping with the criteria set in the Maastricht Treaty). The plan to reduce the deficit has resulted in wage freezes, reduction of military spending, postponement of payments to the unemployment insurance fund and tax increases on petroleum products and tobacco. A proposed social security benefit cut has resulted in large scale public sector strikes by unions in France. The unemployment rate is 11.6%, due to a rigid labor market, high minimum wages and unskilled workers. The unemployment rate is expected to rise in the next year. The French economy has experienced a year of sluggish growth due to changes in government and efforts to reduce the deficit.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                  FRANCE INDEX SERIES VS. THE MSCI FRANCE INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,629                 $10,596
April 30,1996                 $10,821                 $10,765
May 31,1996                   $10,701                 $10,668
June 30,1996                  $10,893                 $10,998
July 31,1996                  $10,589                 $10,757
August 31,1996                $10,371                 $10,495

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
--   France  Index Series           $10,495*
==   MSCI France Index              $10,371

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      -----------------
France Index Series                                         4.95%
MSCI France Index                                           3.71%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the France Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                           FOREIGN FUND, INC.
================================================================================


  GERMANY

     For the period ended August 31, 1996 the total return of the WEBS Germany Index Series was 4.00%. The corresponding Index total return for the period was 4.51%. The Germany Index Series underperformed the Index total return by 0.51% in this period.
     WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS GERMANY INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
     The Germany Index Series underperformed the benchmark due principally to expenses incurred by the Index Series.
     WHAT MARKET CONDITIONS AFFECTED THE WEBS GERMANY INDEX SERIES' PERFORMANCE DURING THE PERIOD?
     In the last year, Germany has seen its growth rate slow down after a very strong 1995. There has been a surge in the value of the currency, excessive wage settlements, a slowdown in overseas export activity and a tax related drop in construction activity. The slowdown of the economy and the strength of the Deutschmark in late 1995 had a beneficial impact on inflation and it fell, below estimates, to 1.6%. The Bundesbank eased monetary policy and reduced the key discount rate to 3%. The slow growth environment had a detrimental impact on the public finances and the budget deficit widened to 3.6% of GDP, taking Germany above the Maastricht Treaty borrowing criteria. Unemployment has increased sharply in the last few years, but is expected to decrease slightly from 10.3% in 1996 to 10% in 1997. Labor market reforms are being implemented to make the market more flexible and to address the very serious unemployment crisis. Consumer expenditure should get a boost from a recent reduction in personal taxes. Although the growth rate in Germany has slowed in the last year, the country has experienced low inflation and is working to increase growth in 1997.


          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                 GERMANY INDEX SERIES VS. THE MSCI GERMANY INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,216                 $10,181
April 30,1996                  $9,843                  $9,781
May 31,1996                    $9,984                  $9,955
June 30,1996                  $10,187                 $10,144
July 31,1996                  $10,216                 $10,197
August 31,1996                $10,451                 $10,400

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
---  Germany  Index Series          $10,400*
==   MSCI Germany Index             $10,451

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Germany Index Series                                        4.00%
MSCI Germany Index                                          4.51%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Germany Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================



  HONG KONG

   For the period ended August 31, 1996 the total return of the WEBS Hong Kong Index Series was 3.22%. The corresponding Index total return for the period was 4.15%. The Hong Kong Index Series underperformed the Index total return by 0.93% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS HONG KONG INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Hong Kong Index Series underperformed the benchmark for several reasons, including the impact of expenses and portfolio sampling. The primary reason for the underperformance was expenses incurred by the Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS HONG KONG INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   There was a considerable slow down in export growth over 1995 which contributed to a weak overall economy during this time. The main factors underlying the deceleration in export growth were the strengthening of the Hong Kong dollar, a slowdown in import demand in the United States and China and a heightening of tension in the Taiwan Strait. As a result, exports have risen by only 4% in the first half of 1996, compared to 10% in the last half of 1995. The GDP growth rate reached a low of 3.1% in the first quarter of 1996. Unemployment fell below the 3% mark in July for the first time in 14 months. However, unemployment in the local manufacturing sector showed no signs of abatement, being affected by weak exports and an on-going trend of relocation of production processes outside Hong Kong. Inflation was at 6.8% in the first half of 1996. There has been a surge in tourism which, together with a shift in the structure of trade towards offshore trading and a continued increase in exports of financial and other business products, should contribute to robust growth in exports of services in late 1996. Import demand in the United States is expected to revive and the unfavorable exchange rate effect should dissipate by 1997. Hong Kong has experienced a slow economy during 1996 primarily due to the strength of the Hong Kong dollar.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               HONG KONG INDEX SERIES VS. THE MSCI HONG KONG INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,477                 $10,429
April 30,1996                 $10,501                 $10,468
May 31,1996                   $10,817                 $10,826
June 30,1996                  $10,566                 $10,569
July 31,1996                  $10,085                 $10,031
August 31,1996                $10,415                 $10,322

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
---  Hong Kong Index Series         $10,322*
==   MSCI Hong Kong Index           $10,415

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Hong Kong Index Series                                      3.22%
MSCI Hong Kong Index                                        4.15%

  ------------------
* The chart assumes a hypothetical $10,000 initial investment in the Hong Kong Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  ITALY

   For the period ended August 31, 1996 the total return of the WEBS Italy Index Series was 4.11%. The corresponding Index total return for the period was 3.33%. The Italy Index Series outperformed the Index total return by 0.78% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS ITALY INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Italy Index Series outperformed the benchmark for several reasons, including portfolio sampling and dividend smoothing. The primary reason the Index Series outperformed the Index was due to portfolio sampling, more than offsetting the effect of the Fund's expenses on the Italy Index Series' performance.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS ITALY INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Italian economy has expanded by 4% in the first quarter of 1996, fueled by export growth as a result of the weakness of the Lira. However, there has been a slowdown in export demand lately, due to subdued external markets. The deterioration in the prospects of European economies, which account for 40% of Italy's exports, indicate a further decline in coming months. Monetary policy has been stable since May of 1995 when the discount rate was raised to 9%. The reason for tight monetary policy is governmental concern over inflation. Inflation has been at 4.5% for 1996, down from 5.4% in 1995. Along with the rest of Europe, budget deficit concerns are a major priority. Italy aims to reduce its budget deficit to 3% of GDP by 1998. This is extremely optimistic and the deficit is expected to be 6.5% of GDP for 1996 and 6% of GDP for 1997. The budget package for 1996 was finalized in the beginning of 1996 and includes 0.1% of GDP in spending cuts and 0.4% of GDP in revenue increasing measures. Budget revisions later in the year are necessary to further cut spending if the goal of a budget deficit of 5.8% of GDP in 1996 is to be met. The budgetary goals that pertain to all European countries have had a detrimental effect on the Italian economy, in terms of a decrease in exports. Budgetary concerns will continue to be a major focus for Italy into 1997, and will continue to put a strain on economic growth.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                   ITALY INDEX SERIES VS. THE MSCI ITALY INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                  $9,918                  $9,875
April 30,1996                 $11,272                 $11,197
May 31,1996                   $11,207                 $11,226
June 30,1996                  $11,233                 $11,300
July 31,1996                  $10,416                 $10,514
August 31,1996                $10,333                 $10,411

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
--   Italy  Index Series            $10,411*
==   MSCI Italy Index               $10,333

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Italy Index Series                                          4.11%
MSCI Italy Index                                            3.33%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Italy Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through
         August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  JAPAN

   For the period ended August 31, 1996 the total return of the WEBS Japan Index Series was (3.11)%. The corresponding Index total return for the period was (2.80)%. The Japan Index Series underperformed the Index total return by 0.31% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS JAPAN INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Japan Index Series underperformed the benchmark for several reasons, including the impact of expenses and dividend smoothing. The primary reason for the underperformance was expenses incurred by the Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS JAPAN INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Business sentiment has been weak. The economy is expected to continue weakening in the second half of this year. Inflation is developing moderately (-.1% in 1995 and .2% in the first half of 1996), but is not considered to be a problem. Competition in the retail sector has become more fierce as a result of deregulation of the entry requirements for large supermarkets (discount stores). When the currency began its downward trend in late 1995, inflation was finally stabilized. The appreciation of the Japanese Yen in the mid-1990's had caused the prices of imported goods to fall. Thus, foreign inputs (raw materials) became cheaper for Japanese producers, as did imported finished goods. This triggered productivity improvements and had considerable impact on price trends. Japan increased the Value Added Tax (VAT) from 3% to 5% on April 1, 1996. There is a question as to whether the retailers will pass the price increase to their clients (given the growing competition) or absorb all or some of the increase themselves. GDP growth is on the rise moving from .8% in 1995 to a forecasted 3.4% for 1996. Japan has experienced a year of turmoil, with GDP growing while the Yen depreciated. Expected growth and business development looks promising in the year ahead, with employment prospects improving as well.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                   JAPAN INDEX SERIES VS. THE MSCI JAPAN INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,570                 $10,548
April 30,1996                 $11,171                 $11,116
May 31,1996                   $10,596                 $10,548
June 30,1996                  $10,652                 $10,629
July 31,1996                  $10,175                 $10,149
August 31,1996                 $9,720                  $9,689

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
--   Japan  Index Series            $9,689*
==   MSCI Japan Index               $9,720

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Japan Index Series                                         (3.11)%
MSCI Japan Index                                           (2.80)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Japan Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through
         August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  MALAYSIA

   For the period ended August 31, 1996 the total return of the WEBS Malaysia Index Series was 4.28%. The corresponding Index total return for the period was 5.12%. The Malaysia Index Series underperformed the Index total return by 0.84% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS MALAYSIA INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Malaysia Index Series underperformed the benchmark for several reasons, including the impact of expenses and portfolio sampling. The primary reason for the underperformance was expenses incurred by the Index Series.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS MALAYSIA INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The economy expanded by 9.6% in 1995 due to large investments in construction. There has also been strong growth in the mining, agriculture and manufacturing sectors. GDP will remain driven by investment and private consumption, growing an expected 8.3% this year. The capital, Kuala Lumpur, is being transformed by skyscrapers and new roads. Many of the large infrastructure changes are being funded by the private sector, although there have also been large inflows of foreign funds since 1991. A continuation of Malaysia's overseas funding depends on the country's ability to enter the next stage of industrialization. The economy is dependent on labor intensive industries rather than high technology sectors, which is detrimental in the long run. The economy has changed from one based on commodities to one based on manufacturing exports. The link to the domestic economy is weak due to the shortage of skilled workers and a sub par education system. Inflation has been on the rise moving from 3.4% in 1995 to a forecasted 3.8% for 1996. The current account deficit widened to 9% of GDP in 1995 and could move to 9.6% of GDP in 1996. This indicates that the economy is expanding too rapidly. The Malaysian central bank has increased reserve requirements to 12.5% in February in an effort to absorb liquidity and limit credit expansion. Further tightening of monetary policy is expected as current fiscal policy is considered to be inadequate to curb growth. The last few years have seen explosive growth for the Malaysian economy. This growth has stemmed from Malaysia's evolving from a developing country to an industrial nation.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                MALAYSIA INDEX SERIES VS. THE MSCI MALAYSIA INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,450                 $10,438
April 30,1996                 $11,007                 $10,899
May 31,1996                   $10,562                 $10,498
June 30,1996                  $10,612                 $10,551
July 31,1996                   $9,966                  $9,894
August 31,1996                $10,512                 $10,428

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
---  Malaysia  Index Series         $10,428*
==   MSCI Malaysia Index            $10,512

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Malaysia Index Series                                       4.28%
MSCI Malaysia Index                                         5.12%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Malaysia Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  MEXICO

   For the period ended August 31, 1996 the total return of the WEBS Mexico
(Free) Index Series was 15.93%. The corresponding Index total return for the period was 17.36%. The Mexico (Free) Index Series underperformed the Index total return by 1.43% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS MEXICO (FREE) INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Mexico (Free) Index Series underperformed the benchmark for several reasons, including portfolio sampling and the impact of expenses. The primary reason the Index Series underperformed the Index was because of portfolio sampling.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS MEXICO (FREE) INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The slump in Mexico turned out to be worse than expected in 1995, with the GDP decline for the year as a whole estimated to have been as high as 6%, giving negative growth performance for two years in a row. GDP fell by 10.5% in the second quarter of 1995, which represented the worse decline in growth in more than a decade. It is also an indication of the depth of the adjustment that is taking place in the economy as a result of the devaluation of the Peso in December 1994 and the subsequent capital outflows. The economy of Mexico expanded in the first half of 1996. The economy is expected to grow 2% in 1996. This growth is based on increased consumption, government spending and investment spending. The Peso has been strong and, as such, has contributed to lower inflation this year, although inflation remains high in comparison to other countries, having increased to 53% in 1995. The huge increase in inflation is a result of the 50% depreciation of the Peso against the U.S. dollar from December 1994 to March 1995 and an increase in nominal interest rates to 80%. Interest rates have held relatively stable at 31.6% in 1996. An increase in the Value Added Tax (VAT) level from 10% to 15% and higher gasoline and electricity prices have put upward pressure on prices. The expansion of the Mexican economy is due, in part, to a sizable public-sector surplus, a stronger Peso and declining domestic interest rates.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           MEXICO (FREE) INDEX SERIES VS. THE MSCI MEXICO (FREE) INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,913                 $10,864
April 30,1996                 $11,540                 $11,437
May 31,1996                   $11,617                 $11,618
June 30,1996                  $11,486                 $11,427
July 31,1996                  $10,743                 $10,683
August 31,1996                $11,736                 $11,593

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
--   Mexico (Free) Index Series     $11,593*
==   MSCI Mexico (Free) Index       $11,736

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Mexico (Free) Index Series                                 15.93%
MSCI Mexico (Free) Index                                   17.36%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Mexico
  (Free) Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                           FOREIGN FUND, INC.
===============================================================================


  NETHERLANDS

   For the period ended August 31, 1996 the total return of the WEBS Netherlands Index Series was 11.19%. The corresponding Index total return for the period was 9.74%. The Netherlands Index Series outperformed the Index total return by 1.45% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS NETHERLANDS INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Netherlands Index Series outperformed the benchmark due to portfolio sampling and compliance with Subchapter M of the Internal Revenue Code, which generally requires that no more than 25% of an Index Series' portfolio can be made up of one individual security. In keeping with this tax provision, holdings of Royal Dutch Petroleum have been restricted to 25%. This resulted in a re-weighting of the remaining securities in the portfolio which has had a positive effect on performance. This caused the Index Series to outperform the Index and more than offset the effect of the Fund's expenses on the Netherlands Index Series' performance.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS NETHERLANDS INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Compared to other countries in Europe, the Netherlands experienced relatively high first quarter growth of GDP at 1.8% in 1996. Export growth slowed in 1995 and should continue its slowdown into 1996 due to appreciation of the Guilder and a slowdown in the economy of the Dutch trading partners. Private consumption should increase driven by increases in wages in the corporate sector and measures in the 1996 budget to reduce taxes. Reducing the budget deficit is a major concern in keeping with the criteria set in the Maastricht Treaty. The Government aims to reduce the budget deficit to 2.8% of GDP in 1996. Employment growth has been sluggish and a drop in the unemployment rate has been slow to materialize because of the growth of the labor force. This growth has been a result of overall population growth and an increase in the participation rate. Inflation has decreased as well to an expected 2.1% in 1996 because of wage restraints and the strength of the Guilder. Overall, the economy is expected to expand by 2.1% this year. The economy of the Netherlands has gained strength this year due to the reduction of personal taxes and the increase in wages.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             NETHERLANDS INDEX SERIES VS. THE MSCI NETHERLANDS INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,412                 $10,434
April 30,1996                 $10,457                 $10,471
May 31,1996                   $10,941                 $11,113
June 30,1996                  $10,966                 $11,094
July 31,1996                  $10,792                 $10,911
August 31,1996                $10,974                 $11,119

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
---  Netherlands Index Series       $11,119*
==   MSCI Netherlands Index         $10,974

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Netherlands Index Series                                   11.19%
MSCI Netherlands Index                                      9.74%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Netherlands Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  SINGAPORE

   For the period ended August 31, 1996 the total return of the WEBS Singapore
(Free) Index Series was (6.73)%. The corresponding Index total return for the period was (8.04)%. The Singapore (Free) Index Series outperformed the Index total return by 1.31% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS SINGAPORE
(FREE) INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Singapore (Free) Index Series outperformed the benchmark for several reasons, including portfolio sampling, dividend smoothing and compliance with Subchapter M of the Internal Revenue Code, which imposes restrictions on the composition of the Index Series. In keeping with this tax provision, Singapore Telecom was added to the Index but, due to compliance concerns, the Index Series did not purchase Singapore Telecom until later. The Index Series benefited from not holding the security because the return of Singapore Telecom was down during the period, which more than offset the effect of the Fund's expenses on the Singapore (Free) Index Series' performance.
     WHAT MARKET CONDITIONS AFFECTED THE WEBS SINGAPORE (FREE) INDEX SERIES' PERFORMANCE DURING THE PERIOD?
     The economy expanded 8.9% in 1995 but is estimated to expand only 8.1% in 1996. GDP growth is also expected to be moderate at 8.1% this year and 7.5% forecast for 1997. In the past, public investment in the subway system boosted investment in transportation and equipment by 70% (the subway is now complete). Government spending has been increasing and contributed to the growth last year. Inflation is on the rise coming in at 1.7% for 1995 and forecast at 2.1% for 1996. This is down from a high in 1994 of 3.1% inflation. The Government is running a fiscal surplus of 14.4% of GDP and can afford to invest in the economy via expansionary measures. Government spending will increase in order to counteract weak private consumption. Measures are being taken to increase consumer demand, such as a 2% cut in the personal income tax, a 1% cut in property taxes and a 10% rebate on 1995 personal income taxes. Singapore has felt a slowdown in its economy after two years of double digit growth primarily due to the completion of major construction projects.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SINGAPORE (FREE) INDEX SERIES VS. THE MSCI SINGAPORE (FREE) INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,308                 $10,278
April 30,1996                 $10,284                 $10,302
May 31,1996                    $9,692                  $9,714
June 30,1996                   $9,571                  $9,722
July 31,1996                   $8,828                  $8,979
August 31,1996                 $9,196                  $9,327

Past performance is not predictive of future performance

                                               Value
                                          August 31, 1996
                                        ------------------
--   Singapore (Free) Index Series          $9,327*
==   MSCI Singapore (Free) Index             $9,196

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Singapore (Free) Index Series                              (6.73)%
MSCI Singapore (Free) Index                                (8.04)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Singapore
  (Free) Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  SPAIN

   For the period ended August 31, 1996 the total return of the WEBS Spain Index Series was 8.45%. The corresponding Index total return for the period was 9.17%. The Spain Index Series underperformed the Index total return by 0.72% in this period. WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS SPAIN INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Spain Index Series underperformed the benchmark for several reasons, including portfolio sampling and the impact of expenses. The primary reason the Index Series underperformed the Index was because of portfolio sampling.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS SPAIN INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Growth in Spain averaged 3% in 1995 and is estimated to be slightly lower (2.7%) for 1996. A weakness in consumer spending reflects high interest rates, lower household income and an extremely high unemployment rate (the highest in Europe). The unemployment rate fell to 22.7% at the end of 1995 and should improve in 1996-97 due to labor market reforms, which included hiring flexibility through part-time and temporary employment. The Bank of Spain reduced key interest rates to 7.75% in April 1996. The cut was the fourth cut since December 1994 when rates peaked at 9.25%. This easing of monetary policy reflects the increased confidence the Bank of Spain has in the improved inflationary environment, as well as concerns over a slowdown and appreciation of the Peseta. Inflation has been decreasing and is expected to be 3.6% for 1996 (3.4% for 1997). The Government is focusing on reducing the deficit, which fell to 5.8% of GDP for 1995. The goal is to reduce the deficit to 4.5% of GDP for 1996. Investment has been the main force of growth in 1996, while export demand declined and private consumption has slowed.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                   SPAIN INDEX SERIES VS. THE MSCI SPAIN INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12, 1996                $10,000                 $10,000
March 31,1996                 $10,428                 $10,399
April 30,1996                 $10,824                 $10,715
May 31,1996                   $10,747                 $10,640
June 30,1996                  $11,199                 $11,069
July 31,1996                  $10,688                 $10,663
August 31,1996                $10,917                 $10,845

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
--   Spain  Index Series            $10,845*
==   MSCI Spain Index               $10,917

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Spain Index Series                                          8.45%
MSCI Spain Index                                            9.17%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Spain Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through
         August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  SWEDEN

   For the period ended August 31, 1996 the total return of the WEBS Sweden Index Series was 14.13%. The corresponding Index total return for the period was 12.00%. The Sweden Index Series outperformed the Index total return by 2.13% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS SWEDEN INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Sweden Index Series outperformed the benchmark for several reasons, including portfolio sampling and dividend smoothing. The primary reason the Index Series outperformed the Index was because of portfolio sampling. The technique resulted in an underweighting in the health and personal care industry and overweighting in the merchandising and construction sectors. These weighting factors resulted in the outperformance of the Index, which more than offset the effect of the Fund's expenses on the Sweden Index Series' performance.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS SWEDEN INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   The Government is determined to restrict public finances and reduce the budget deficit to 8% of GDP this year (down from an estimated 9.5% in 1995), with further reductions into 1997. A preliminary budget has been drafted and savings are planned for 1997 and 1998, 65% of which are to be made via spending cuts. The remaining 35% is expected to come from increased taxes - increased energy taxes, base tax rates and payroll taxes. Spending cuts are widespread except on higher and adult education. This budget revision is a response to the criteria set forth in the Maastricht Treaty requiring Europe to reduce budget deficits. Inflation has been falling to 2.6% in 1995 and an expected 2.5% in 1996. Lower interest rates and lower prices on clothing and gasoline were the main sources of the decline. Both the appreciation of the Swedish Krona and the sluggishness in consumer demand eased price pressures. The Riksbank has cut the repo rate eight times this year from 8.91% to 7.15%. The deposit rate has been cut from 7.5% to 6.75% and the lending rate from 9% to 8.25%. This easing of monetary policy reflects a benign inflationary environment and the improvement of the currency over the last few months. The Swedish economy has expanded this year, being driven mainly by fixed investment and exports, with consumer demand remaining weak.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                  SWEDEN INDEX SERIES VS. THE MSCI SWEDEN INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,459                 $10,424
April 30,1996                 $10,345                 $10,446
May 31,1996                   $10,805                 $10,976
June 30,1996                  $10,949                 $11,127
July 31,1996                  $10,499                 $10,651
August 31,1996                $11,200                 $11,413

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
--   Sweden Index Series            $11,413*
==   MSCI Sweden Index              $11,200

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Sweden Index Series                                        14.13%
MSCI Sweden Index                                          12.00%


------------------
* The chart assumes a hypothetical $10,000 initial investment in the Sweden Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  SWITZERLAND

   For the period ended August 31, 1996 the total return of the WEBS Switzerland Index Series was 2.60%. The corresponding Index total return for the period was 3.19%. The Switzerland Index Series underperformed the Index total return by 0.59% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS SWITZERLAND INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The Switzerland Index Series underperformed the benchmark for several reasons, including portfolio sampling and the impact of expenses. The primary reason the Index Series underperformed the Index was because of portfolio sampling.
   WHAT MARKET CONDITIONS AFFECTED THE WEBS SWITZERLAND INDEX SERIES' PERFORMANCE DURING THE PERIOD?
   Switzerland has had relatively flat growth in the last year with the economy expanding only .7% in 1995. Domestic demand remains too weak to lead the recovery, with consumer spending remaining subdued. Construction activity has remained flat, limited by excess capacity. The export sector is expected to continue to suffer as a result of the strength of the currency. A rise in VAT last year pushed the inflation rate to 1.8% in 1995 (compared to .8% in 1994). Inflation is expected to average 1.5% this year and decrease to 1.2% in 1997. The effects of last year's VAT increase are dissipating and rent reductions are expected to be legally imposed, which should ease price pressures. Unemployment was 4.2% last year and is expected to rise slightly to 4.5% this year. Real household income growth is expected to remain weak this year, which will limit private consumption. The government deficit fell to .9% of GDP in 1995 from 2% of GDP in 1994. The Government is aiming to balance the budget by 2001. The Swiss National Bank lowered the discount rate to 1.5% the lowest level in eighteen years. This comes in an attempt to boost growth and to counter the effects of the strong currency. Overall, the economy has been fairly stable during the year due to a decrease in inflation and the (counteractive) strength of the Swiss franc.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             SWITZERLAND INDEX SERIES VS. THE MSCI SWITZERLAND INDEX


                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,357                 $10,298
April 30,1996                  $9,951                 $10,025
May 31,1996                    $9,617                  $9,751
June 30,1996                  $10,095                 $10,207
July 31,1996                   $9,891                  $9,876
August 31,1996                $10,319                 $10,260

Past performance is not predictive of future performance

                                       Value
                                  August 31, 1996
                                ------------------
--   Switzerland Index Series       $10,260*
==   MSCI Switzerland Index         $10,319

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
Switzerland Index Series                                    2.60%
MSCI Switzerland Index                                      3.19%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Switzerland Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant
  MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

PERFORMANCE REVIEW                                            FOREIGN FUND, INC.
================================================================================


  UNITED KINGDOM

   For the period ended August 31, 1996 the total return of the WEBS United Kingdom Index Series was 10.41%. The corresponding Index total return for the period was 10.78%. The United Kingdom Index Series underperformed the Index total return by 0.37% in this period.
   WHAT WERE THE MOST SIGNIFICANT FACTORS CONTRIBUTING TO THE WEBS UNITED KINGDOM INDEX SERIES' PERFORMANCE OVER THE PERIOD ENDED AUGUST 31, 1996?
   The United Kingdom Index Series underperformed the benchmark due, primarily, to the impact of expenses incurred by the Index Series.
     WHAT MARKET CONDITIONS AFFECTED THE WEBS UNITED KINGDOM INDEX SERIES' PERFORMANCE DURING THE PERIOD?
     The British economy is beginning to pick up after several years of sluggish growth.There are several reasons for this improvement: lower mortgage rates and tax cuts (actual and forecast). Consumer demand is on the rise due to rising job security, real income gains and rising housing prices. The services sector has been performing well because leisure activities have increased. The manufacturing sector is experiencing slow growth and production has been on the decline.Bond market yields have been increasing in the first half of 1996. Inflation is at a thirty year low (currently 2.20%) and is expected to remain below the Government's target for 1996 (2.50%). Consumer demand is expected to fuel domestic markets, rather than export growth. Overall, the economy is experiencing growth, but has yet to deal with budgetary concerns imposed by the Maastricht Treaty that will be a major focus into 1997. These fiscal concerns will put a strain on economic growth.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE UNITED KINGDOM INDEX SERIES VS. THE MSCI UNITED KINGDOM INDEX



                             CHART [GRAPHIC OMITTED]

                           MSCI Index                 Fund
Date                       PLOT POINTS             PLOT POINTS
-------               --------------------    --------------------
March 12,1996                 $10,000                 $10,000
March 31,1996                 $10,200                 $10,206
April 30,1996                 $10,399                 $10,371
May 31,1996                   $10,521                 $10,470
June 30,1996                  $10,459                 $10,412
July 31,1996                  $10,532                 $10,478
August 31,1996                $11,078                 $11,041

Past performance is not predictive of future performance

                                                Value
                                           August 31, 1996
                                         ------------------
--   United Kingdom Index Series              $11,041*
==   MSCI United Kingdom Index                $11,078

                                  TOTAL RETURN
                                                            SINCE
                                                      INCEPTION(DAGGER)
                                                      ----------------
United Kingdom Index Series                                10.41%
MSCI United Kingdom Index                                  10.78%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the United Kingdom Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
(DAGGER) For the period March 12, 1996 (commencement of operations) through August 31, 1996 (unannualized).

                                                              FOREIGN FUND, INC.
================================================================================




                      [THIS PAGE INTENTIONALLY LEFT BLANK]

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================

AUSTRALIA INDEX SERIES

--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           98.29%
           APPLIANCES & HOUSEHOLD DURABLES  0.71%
    34,200 Email Limited                             $  86,059
                                                    ----------
           BANKING                         16.71%
   121,200 National Australia Bank Limited           1,182,516
   169,200 Westpac Banking Limited                     831,444
                                                    ----------
                                                     2,013,960
                                                    ----------
           BEVERAGES & TOBACCO              7.16%
    40,800 Coca-Cola Amatil Limited                    531,089
   180,600 Foster's Brewing Group Limited              331,548
                                                    ----------
                                                       862,637
                                                    ----------
           BROADCASTING & PUBLISHING        9.63%
   156,600 News Corporation Limited                    835,204
    72,000 News Corporation Limited - Preferred        324,750
                                                    ----------
                                                     1,159,954
                                                    ----------
           BUILDING MATERIALS & COMPONENTS  4.82%
   100,200 Boral Limited                               241,036
    39,000 James Hardie Industries Limited              86,101
    87,600 Pioneer International Limited               253,010
                                                    ----------
                                                       580,147
                                                    ----------
           BUSINESS & PUBLIC SERVICES       2.31%
    18,600 Brambles Industries Limited                 278,174
                                                    ----------
           CHEMICALS                        1.86%
    24,600 ICI Australia Limited                       224,637
                                                    ----------
           ENERGY SOURCES                  19.27%
   157,200 Broken Hill Proprietary Company           2,142,036
    46,800 Santos Limited                              179,239
                                                    ----------
                                                     2,321,275
                                                    ----------
           FOOD & HOUSEHOLD PRODUCTS        1.41%
    43,200 Burns Phillip & Company Limited              63,924
   102,600 Goodman Fielder Limited                     106,355
                                                    ----------
                                                       170,279
                                                    ----------
           FOREST PRODUCTS & PAPER          2.53%
    49,800 Amcor Limited                               305,008
                                                    ----------
           GOLD MINES                       2.22%
    24,000 Newcrest Mining Limited                      87,170
    52,800 Normandy Mining Limited                      87,322
    18,600 Plutonic Resources Limited                   93,460
                                                    ----------
                                                       267,952
                                                    ----------
           LEISURE & TOURISM                1.10%
    57,000 Crown Limited *                             133,057
                                                    ----------
           MERCHANDISING                    2.64%
    91,200 Coles Myer Limited                          317,533
                                                    ----------
           METALS - NON FERROUS            11.71%
    25,800 CRA Limited                                 392,387
   128,400 Mount Isa Mines Holdings Limited            164,597
    64,200 North Limited                               191,522
    16,800 Renison Goldfields Consolidated
             Limited                                    77,104
    84,000 WMC Limited                                 584,929
                                                    ----------
                                                     1,410,539
                                                    ----------
           METALS - STEEL                   0.72%
  107,400  Australian National Industries Limited       86,685
                                                    ----------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           MULTI-INDUSTRY                   6.61%
   82,800  CSR Limited                              $  290,907
   22,800  Howard Smith Limited                        167,968
   82,800  Pacific Dunlop Limited                      179,524
   63,000  Southcorp Holdings Limited                  158,529
                                                    ----------
                                                       796,928
                                                    ----------
           REAL ESTATE                      6.88%
   77,400  General Property Trust                      140,255
   19,800  Lend Lease Corporation Limited              324,009
   58,200  Stockland Trust Group                       136,779
  123,600  Westfield Trust                             227,885
                                                    ----------
                                                       828,928
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $11,581,794)                     11,843,752
                                                    ----------
           COMMON STOCK - NON-BASKET        1.71%
           GOLD MINES                       1.71%
  124,250  Normandy Mining Limited                     205,487
                                                    ----------
           TOTAL COMMON STOCK -
             NON-BASKET (Cost $188,949)                205,487
                                                    ----------
           TOTAL INVESTMENTS
             (COST $11,770,743)(DAGGER)    100.00% $12,049,239
                                           ======= ===========

--------------------
 * Non-income producing security.
(DAGGER) Aggregate cost for Federal income tax purposes is $11,811,083. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  420,726
           Excess of tax cost over value              (182,570)
                                                    -----------
                                                    $  238,156
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


AUSTRIA INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   --------- -----------                                -----
           COMMON STOCK - BASKET          100.00%
           BANKING                         34.91%
    38,428 Bank Austria AG                         $ 3,159,559
     9,256 Creditanstalt Bankverein                    591,913
    19,760 Creditanstalt Bankverein Vorzug             893,665
                                                   -----------
                                                     4,645,137
                                                   -----------
           BEVERAGES & TOBACCO              4.69%
    10,140 Oesterreichische Brau Beteiligungs AG       624,066
                                                   -----------
           BUILDING MATERIALS & COMPONENTS  4.29%
     3,055 Wienerberger Baustoffindustrie AG           571,404
                                                   -----------
           BUSINESS & PUBLIC SERVICES       4.82%
     9,178 Flughafen Wien AG                           641,645
                                                   -----------
           CHEMICALS                        1.36%
     2,860 Lenzing                                     180,694
                                                   -----------
           CONSTRUCTION & HOUSING           4.55%
     4,017 Bau Holdings AG                             225,980
     3,965 Bau Holdings AG Vorzug                      179,969
     4,706 Universale-Bau                              199,121
                                                   -----------
                                                       605,070
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    2.22%
     4,290 Austria Mikro Systeme International AG      296,206
                                                   -----------
           ENERGY SOURCES                   4.64%
     6,175 OMV AG                                      617,565
                                                   -----------
           INSURANCE                       10.95%
     5,122 EA - Generali AG                          1,457,954
                                                   -----------
           MACHINERY & ENGINEERING          8.01%
     2,249 BWT                                         265,583
    12,480 Steyr Daimler Puch*                         192,020
     4,745 Va Technologie AG                           607,789
                                                   -----------
                                                     1,065,392
                                                   -----------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           METALS - STEEL                   4.67%
     7,956 Boehler - Uddeholm                     $    621,246
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    7.39%
    11,687 Mayr Melnhof Karton*                        549,572
    14,872 Radex-Heraklith Industries                  433,336
                                                   -----------
                                                       982,908
                                                   -----------
           TRANSPORTATION - AIRLINES        3.03%
     2,873 Austrian Airlines*                          403,092
                                                   -----------
           UTILITIES - ELECTRICAL & GAS     4.47%
     8,190 Oesterreichische
             Elektrizitaetswirtschafts AG -
             Class A                                   594,941
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $14,484,721)                     13,307,320
                                                   -----------
           TOTAL INVESTMENTS
             (COST $14,484,721)(DAGGER)   100.00%  $13,307,320
                                          =======  ===========
--------------------
 * Non-income producing security.
 (DAGGER) Aggregate cost for Federal income tax purposes is $14,490,908. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost             $  76,039
           Excess of tax cost over value            (1,259,627)
                                                    -----------
                                                   ($1,183,588)
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


BELGIUM INDEX SERIES


-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET          100.00%
           BANKING                         13.55%
       432 Generale de Banque SA                    $  159,711
       279 Kredietbank NV                               88,660
                                                    ----------
                                                       248,371
                                                    ----------
           BUILDING MATERIALS & COMPONENTS  4.51%
     1,089 Cimenteries CBR Cementbedrij                 82,668
                                                    ----------
           CHEMICALS                        4.32%
       135 Solvay SA                                    79,079
                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    4.92%
       525 Barco NV                                     90,232
                                                    ----------
           ENERGY SOURCES                  10.90%
       633 Petrofina SA                                199,698
                                                    ----------
           INDUSTRIAL COMPONENTS            4.09%
        99 Bekaert SA                                   74,990
                                                    ----------
           INSURANCE                        8.77%
       615 Fortis AG                                    85,894
       402 Royal Belge                                  74,772
                                                    ----------
                                                       160,666
                                                    ----------
           MERCHANDISING                    4.82%
     1,650 Delhaize - Le Lion SA                        88,383
                                                    ----------
           METALS - NON FERROUS             4.57%
    1,086  Union Miniere Group SA *                     83,689
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    4.20%
       705 Glaverbel                                    76,918
                                                    ----------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           MULTI-INDUSTRY                  17.15%
     1,230 Gevaert NV                                $  80,033
       615 Groupe Bruxelles Lambert SA                  76,900
       372 Tractebel                                   157,394
                                                    ----------
                                                       314,327
                                                    ----------
           UTILITIES - ELECTRICAL & GAS    18.20%
     1,506 Electrabel SA                               333,567
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $1,801,814)                       1,832,588
                                                    ----------
           COMMON STOCK - NON-BASKET        0.00%
           UTILITIES - ELECTRICAL & GAS     0.00%
        74 Electrabel SA-Strip *                            78
                                                    ----------
           TOTAL COMMON STOCK -
             NON-BASKET (Cost $0)                           78
                                                    ----------
           TOTAL INVESTMENTS
             (COST $1,801,814)(DAGGER)    100.00%   $1,832,666
                                          =======   ==========
--------------------
 * Non-income producing security.
(DAGGER) Aggregate cost for Federal income tax purposes is $1,812,869. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $   44,201
           Excess of tax cost over value               (24,404)
                                                    -----------
                                                    $   19,797
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                     FOREIGN FUND, INC.
================================================================================


CANADA INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           99.71%
           AEROSPACE & MILITARY TECHNOLOGY  2.59%
     5,200 Bombardier Incorporated - Class A       $    73,727
    15,600 Bombardier Incorporated - Class B           220,039
     7,800 Cae Incorporated                             60,710
                                                   ------------
                                                       354,476
                                                   ------------
           BANKING                         13.25%
    16,900 Bank of Montreal                            414,997
    14,300 Bank of Nova Scotia                         354,286
    13,000 Canadian Imperial Bank of Commerce          433,713
    10,400 National Bank of Canada                      87,788
    20,800 Royal Bank of Canada                        522,166
                                                   ------------
                                                     1,812,950
                                                   ------------
           BEVERAGES & TOBACCO              6.17%
     3,900 Cott Corporation *                           30,498
     2,600 Molson Company Limited - Class A             39,904
    23,400 Seagram Company Limited                     772,988
                                                   ------------
                                                       843,390
                                                   ------------
           BROADCASTING & PUBLISHING        6.41%
     3,900 Quebecor Incorporated - Class B              60,710
    11,700 Rogers Communications
             Incorporated - Class B *                   84,652
     5,200 Southam Incorporated                         62,516
    37,700 Thomson Corporation                         669,524
                                                   ------------
                                                       877,402
                                                   ------------
           BUSINESS & PUBLIC SERVICES       2.77%
    3,900  Corel Systems Corporation *                  37,338
    15,600 Laidlaw Incorporated - Class B              150,493
     2,600 Loewen Group Incorporated                    76,102
     6,500 Moore Corporation Limited                   114,723
                                                   ------------
                                                       378,656
                                                   ------------
           CHEMICALS                        1.03%
     6,500 Dupont Canada
             Incorporated - Class A                    141,087
                                                   ------------
           ELECTRICAL & ELECTRONICS         5.71%
    15,600 Northern Telecommunication Limited          780,969
                                                   ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    2.18%
     5,200 Newbridge Networks Corporation *            298,897
                                                   ------------
           ENERGY SOURCES                  12.76%
     6,500 Alberta Energy Company Limited              119,948
     7,800 Anderson Exploration Limited *               79,237
     5,200 Canadian Natural Resources *                106,599
    10,400 Canadian Occidental Petroleum               172,915
    10,400 Imperial Oil Limited                        449,200
     5,200 IPL Energy Incorporated                     137,762
     6,500 Norcen Energy Resources Incorporated        118,048
     7,800 Numac Energy Incorporated *                  33,918
     6,500 Renaissance Energy Limited *                182,891
     5,200 Suncor Incorporated                         183,556
     6,500 Talisman Energy Incorporated *              160,802
                                                   ------------
                                                     1,744,876
                                                   ------------
           FINANCIAL SERVICES               1.01%
     7,800 Power Corporation of Canada Limited         137,667
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           FOREST PRODUCTS & PAPER          1.98%
     3,900 Avenor Incorporated                      $   66,981
     7,800 Domtar Incorporated                          62,421
     7,800 Macmillan Bloedel Limited                   112,300
     7,800 Repap Enterprises Incorporated*              28,788
                                                   ------------
                                                       270,490
                                                   ------------
           GOLD MINES                       8.68%
    26,000 Barrick Gold Corporation                    702,112
     7,800 Echo Bay Mines Limited                       77,527
    16,900 Placer Dome Incorporated                    407,586
                                                   ------------
                                                     1,187,225
                                                   ------------
           INDUSTRIAL COMPONENTS            1.38%
     3,900 Magna International
             Incorporated - Class A                    188,117
                                                   ------------
           MERCHANDISING                    1.56%
     5,200 Canadian Tire Corporation - Class A          61,946
     3,900 George Weston Limited                       151,063
                                                   ------------
                                                       213,009
                                                   ------------
           METALS - NON FERROUS            10.96%
    14,300 Alcan Aluminum Limited                      451,480
     3,900 Cameco Corporation                          194,672
     5,200 Cominco Limited                             116,670
     7,800 Inco Limited                                251,392
    14,300 Noranda Incorporated                        301,509
     6,500 Teck Corporation - Class B                  137,287
     3,900 Viridian Incorporated                        46,602
                                                   ------------
                                                     1,499,612
                                                   ------------
           METALS - STEEL                   0.81%
     5,200 Dofasco Incorporated                         79,617
     6,500 Stelco Incorporated - Class A *              31,115
                                                   ------------
                                                       110,732
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    2.01%
     2,600 Potash Corporation of Saskatchewan          196,667
     3,900 Rio Algom Limited                            78,382
                                                   ------------
                                                       275,049
                                                   ------------
           MULTI-INDUSTRY                   6.56%
     6,500 Brascan Limited - Class A                   124,699
    20,800 Canadian Pacific Limited                    465,921
    15,600 Imasco Limited                              307,257
                                                   ------------
                                                       897,877
                                                   ------------
           TELECOMMUNICATIONS               6.54%
    19,500 BCE Incorporated                            769,568
     9,100 Telus Corporation                           124,699
                                                   ------------
                                                       894,267
                                                   ------------
           TRANSPORTATION - AIRLINES        0.24%
    9,100  Air Canada Incorporated *                    32,388
                                                   ------------
           UTILITIES - ELECTRICAL & GAS     5.11%
    31,200 Nova Corporation                            277,045
    11,700 Transalta Corporation                       131,682
    13,000 Transcanada Pipelines Limited               207,594
     5,200 Westcoast Energy Incorporated                82,657
                                                   ------------
                                                       698,978
                                                   ------------

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================

CANADA INDEX SERIES (CONTINUED)

--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           TOTAL COMMON STOCK - BASKET
             (Cost $13,613,715)                    $13,638,114
                                                   ------------
           COMMON STOCK - NON-BASKET        0.29%
           ENERGY SOURCES                   0.27%
       837 Imperial Oil Limited                         36,152
                                                   ------------
           METALS - NON FERROUS             0.02%
     1,020 Westaim Corporation *                         2,982
                                                   ------------
           TOTAL COMMON STOCK -
             NON-BASKET (Cost $37,763)                  39,134
                                                   ------------
           TOTAL INVESTMENTS
             (COST $13,651,478)(DAGGER)   100.00%  $13,677,248
                                          =======  ============
--------------------
    *    Non-income producing security.
 (DAGGER) Aggregate cost for Federal income tax purposes is substantially the same as for book purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  416,637
           Excess of tax cost over value              (390,867)
                                                    -----------
                                                     $  25,770
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


FRANCE INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           99.58%
           AEROSPACE & MILITARY TECHNOLOGY  1.08%
     8,775 Thomson CSF                              $  243,494
                                                   ------------
           AUTOMOBILES                      1.71%
     3,375 PSA Peugeot Citroen                         387,156
                                                   ------------
           BANKING                          8.82%
    12,474 Banque National de Paris                    450,003
     8,100 Cie Financiere de Paribas - Class A         509,925
    10,737 Compagnie Financiere de Suez                385,853
     5,868 Societe Generale de Paris                   646,442
                                                   ------------
                                                     1,992,223
                                                   ------------
           BEVERAGES & TOBACCO              7.43%
     5,940 LVMH (Moet-Hennessy Louis Vuitton)        1,253,531
     4,050 Pernod Ricard                               245,751
     4,455 Societe Nationale D'exploration             178,866
                                                   ------------
                                                     1,678,148
                                                   ------------
           BROADCASTING & PUBLISHING  1.55%
     1,521 Canal Plus SA                               348,957
                                                   ------------
           BUILDING MATERIALS & COMPONENTS  1.52%
     6,210 Lafarge SA                                  343,901
                                                   ------------
           BUSINESS & PUBLIC SERVICES       5.84%
     8,010 Compagnie Generale des Eaux                 773,736
     4,410 Havas SA                                    296,553
       540 Sodexho SA                                  247,673
                                                   ------------
                                                     1,317,962
                                                   ------------
           CHEMICALS                        6.10%
     4,725 L'Air Liquide                               805,552
    21,771 Rhone-Poulenc - Class A                     571,391
                                                   ------------
                                                     1,376,943
                                                   ------------
           CONSTRUCTION & HOUSING           0.68%
     1,575 Bouygues                                    153,416
                                                   ------------
           ELECTRICAL & ELECTRONICS         7.16%
    10,080 Alcatel Alsthom                             781,504
     1,935 Legrand SA                                  289,709
       270 Sagem SA                                    153,261
     8,775 Schneider SA                                391,882
                                                   ------------
                                                     1,616,356
                                                   ------------
           ENERGY SOURCES                  10.95%
    18,000 Elf Acquitaine  SA                        1,312,949
    15,750 Total SA - Class B                        1,160,356
                                                   ------------
                                                     2,473,305
                                                   ------------
           FINANCIAL SERVICES               1.36%
     1,800 Compagnie Bancaire                          178,359
       315 Societe Eurafrance SA                       127,717
                                                   ------------
                                                       306,076
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS        4.10%
     1,800 Eridania Beghin-Say SA                      253,476
     4,860 Groupe Danone                               671,889
                                                   ------------
                                                       925,365
                                                   ------------



-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           HEALTH & PERSONAL CARE           9.60%
       720 Essilor International                    $  190,819
     4,554 L'Oreal                                   1,424,898
     6,975 Sanofi SA                                   552,085
                                                   ------------
                                                     2,167,802
                                                   ------------
           INDUSTRIAL COMPONENTS            2.59%
     7,380 Michelin - Class B                          345,347
     4,752 Valeo SA                                    239,663
                                                   ------------
                                                       585,010
                                                   ------------
           INSURANCE                        5.00%
    12,609 AXA                                         708,743
    20,907 Union des Assurances de Paris               420,944
                                                   ------------
                                                     1,129,687
                                                   ------------
           LEISURE & TOURISM                1.21%
     2,250 Accor SA                                    272,789
                                                   ------------
           MACHINERY & ENGINEERING          1.00%
     1,944 Sidel SA                                    116,422
     1,197 Compagnie Francaise d'Etudes
             de Construction Technip                   108,665
                                                   ------------
                                                       225,087
                                                   ------------
           MERCHANDISING                   10.75%
     2,565 Carrefour SA                              1,298,201
     4,320 Casino Guichard Perrachon                   170,797
       369 Comptoirs Modernes                          159,099
     1,539 Pinault-Printemps Redoute SA                494,017
     1,260 Promodes                                    306,022
                                                   ------------
                                                     2,428,136
                                                   ------------
           METALS - NON FERROUS             0.53%
       900 Imetal                                      118,906
                                                   ------------
           METALS - STEEL                   1.01%
    16,533 Usinor Sacilor                              227,259
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    3.11%
     5,670 Compagnie de Saint Gobain                   703,129
                                                   ------------
           MULTI-INDUSTRY                   2.88%
       594 Groupe Saint Louis Bouchon                  138,629
     6,552 Lagardere S.C.A.                            156,410
     4,050 Lyonnaise des Eaux SA                       355,489
                                                   ------------
                                                       650,528
                                                   ------------
           REAL ESTATE                      1.27%
     2,475 Simco SA                                    200,698
       846 Union du Credit-Bail Immobilier              86,673
                                                   ------------
                                                       287,371
                                                   ------------
           RECREATION, OTHER CONSUMER
             GOODS                          1.64%
     2,025 Bic                                         295,974
        90 Salomon SA                                   74,761
                                                   ------------
                                                       370,735
                                                   ------------
           UTILITIES - ELECTRICAL & GAS     0.69%
     1,449 Primagaz CIE                                155,615
                                                   ------------

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


FRANCE INDEX SERIES (CONTINUED)


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           TOTAL COMMON STOCK - BASKET
             (Cost $22,624,598)                    $22,485,356
                                                   ------------
           COMMON STOCK - NON-BASKET        0.42%
           BANKING                          0.07%
     1,240 Credit Foncier de France*                    16,910
                                                   ------------
           MERCHANDISING                    0.35%
       315 Docks de France SA                           77,876
                                                   ------------
           TOTAL COMMON STOCK -
             NON-BASKET (Cost $73,316)                  94,786
                                                   ------------
           TOTAL INVESTMENTS
             (COST $22,697,914)(DAGGER)   100.00%  $22,580,142
                                          =======  ============
--------------------
 * Non-income producing security.
(DAGGER) Aggregate cost for Federal income tax purposes is $22,704,553. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  375,891
           Excess of tax cost over value              (500,302)
                                                    -----------
                                                    $ (124,411)
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


GERMANY INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           99.90%
           AUTOMOBILES                     10.11%
    35,000 Daimler-Benz AG *                       $ 1,907,735
     2,100 Volkswagen AG                               781,567
       700 Volkswagen AG Preferred                     195,155
                                                   ------------
                                                     2,884,457
                                                   ------------
           BANKING                         14.47%
    18,200 Bayer Hypotheken-Und Wechsel
             Bank AG                                   516,024
    22,750 Bayerische Vereinsbank AG                   761,258
    32,550 Deutsche Bank AG                          1,609,879
    45,500 Dresdner Bank AG                          1,242,337
                                                   ------------
                                                     4,129,498
                                                   ------------
           BEVERAGES & TOBACCO              0.10%
       350 Brau Und Brunnen AG*                         29,605
                                                   ------------
           BUILDING MATERIALS & COMPONENTS  0.82%
       350 Heidelberger Zement AG                      232,812
                                                   ------------
           BUSINESS & PUBLIC SERVICES       4.46%
       385 Herlitz AG *                                 41,032
     4,466 SAP AG                                      744,938
     2,961 SAP AG Preferred                            486,086
                                                   ------------
                                                     1,272,056
                                                   ------------
           CHEMICALS                        9.58%
    45,500 BASF AG                                   1,357,180
    38,500 Bayer AG                                  1,378,164
                                                   ------------
                                                     2,735,344
                                                   ------------
           CONSTRUCTION & HOUSING           1.27%
     7,000 Hochtief AG                                 331,574
       350 Strabag AG *                                 29,486
                                                   ------------
                                                       361,060
                                                   ------------
           ELECTRICAL & ELECTRONICS         7.14%
    38,500 Siemens AG                                2,037,285
                                                   ------------
           FOREST PRODUCTS & PAPER          0.35%
       700 Pwa-Papierwerke
             Waldhof-Aschaffenburg AG                  100,656
                                                   ------------
           HEALTH & PERSONAL CARE           4.32%
     7,000 Beiersdorf AG                               321,390
    12,978 Merck KGAA                                  476,861
     5,950 Schering AG                                 434,836
                                                   ------------
                                                     1,233,087
                                                   ------------
           INDUSTRIAL COMPONENTS            0.52%
     8,750 Continental AG                              148,498
                                                   ------------
           INSURANCE                       17.59%
     1,750 Allianz AG Holdings                       3,121,532
       350 AMB Aachener & Muench
             Beteiligungs AG *                         286,575
       700 Muenchener Rueckversicherung AG           1,611,449
                                                   ------------
                                                     5,019,556
                                                   ------------
           MACHINERY & ENGINEERING          6.36%
       350 Industrie-Werke Karlsruheaugsburg AG         75,788
     5,250 Kloeckner Humboldt-Deutz AG *                28,776
       700 Linde AG                                    435,783
     1,050 MAN AG                                      263,601
     2,800 Mannesmann AG                             1,011,774
                                                   ------------
                                                     1,815,722
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           MERCHANDISING                    3.28%
     2,499 Douglas Holding AG                       $  101,800
     1,050 Karstadt AG                                 369,468
     4,900 Metro AG *                                  465,861
                                                   ------------
                                                       937,129
                                                   ------------
           METALS - STEEL                   1.56%
     2,450 Thyssen AG                                  445,967
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    1.30%
     1,050 Degussa                                     371,600
                                                   ------------
           MULTI-INDUSTRY                   3.96%
     3,850 Agiv AG *                                    63,568
     1,750 Preussag AG                                 414,467
     1,785 Viag AG                                     652,253
                                                   ------------
                                                     1,130,288
                                                   ------------
           RECREATION, OTHER CONSUMER
             GOODS                          1.02%
     3,388 Adidas AG                                   291,733
                                                   ------------
           TEXTILES & APPAREL               0.07%
       126 Escada AG                                    20,719
                                                   ------------
           TRANSPORTATION - AIRLINES        1.57%
     3,150 Deutsche Lufthansa                          448,691
                                                   ------------
           UTILITIES - ELECTRICAL & GAS    10.05%
    20,300 Rwe AG                                      740,405
    10,850 Rwe AG - Preferred                          325,617
    34,300 Veba AG                                   1,802,270
                                                   ------------
                                                     2,868,292
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $28,226,838)                     28,514,055
                                                   ------------
           COMMON STOCK - NON-BASKET        0.10%
           MERCHANDISING                    0.10%
       315 Metro AG                                     29,948
                                                   ------------
           TOTAL COMMON STOCK -
             NON-BASKET (Cost $24,211)                  29,948
                                                   ------------
           TOTAL INVESTMENTS
             (COST $28,251,049)(DAGGER)   100.00%  $28,544,003
                                          =======  ============
------------------
 * Non-income producing security.
(DAGGER) Aggregate cost for Federal income tax purposes is substantially the same as for book purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  674,027
           Excess of tax cost over value              (381,073)
                                                    -----------
                                                    $  292,954
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


HONG KONG INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           99.99%
           BANKING                         14.04%
    99,200 Bank of East Asia Limited                $  359,843
    72,000 Hang Seng Bank Limited                      737,905
                                                   ------------
                                                     1,097,748
                                                   ------------
           BROADCASTING & PUBLISHING        1.46%
    32,000 Television Broadcast Limited                113,803
                                                   ------------
           FINANCIAL SERVICES               1.01%
    56,000 Peregrine Investment Holdings                78,938
                                                   ------------
           LEISURE & TOURISM                3.46%
    96,000 Hong Kong & Shanghai Hotels Limited         165,738
    80,000 Shangri-La Asia Limited                     104,491
                                                   ------------
                                                       270,229
                                                   ------------
           MERCHANDISING                    1.63%
    72,000 Dickson Concepts International               87,524
    48,000 Giordano International Limited               39,727
                                                   ------------
                                                       127,251
                                                   ------------
           MULTI-INDUSTRY                  16.93%
   160,000 Hutchison Whampoa Limited                   968,355
    40,000 Swire Pacific Limited `A'                   355,633
                                                   ------------
                                                     1,323,988
                                                   ------------
           REAL ESTATE                     39.05%
    48,000 Cheung Kong Holdings Limited                336,752
   128,000 Chinese Estates Holdings                    114,216
   160,000 Hang Lung Development Company               302,094
   240,000 Hopewell Holdings Limited                   128,028
    80,000 Hysan Development Company Limited           246,744
    72,000 Miramar Hotel & Investment                  133,614
    64,000 New World Development Company
              Limited                                  310,370
   112,000 Sun Hung Kai Properties Limited           1,093,538
   112,000 Tai Cheung Properties                        86,180
    80,000 Wharf Holdings Limited                      302,094
                                                   ------------
                                                     3,053,630
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           TELECOMMUNICATIONS              10.28%
   480,000 Hong Kong Telecommunications
             Limited                                $  803,859
                                                   ------------
           TRANSPORTATION - AIRLINES        4.08%
   192,000 Cathay Pacific Airways Limited              319,061
                                                   ------------
           UTILITIES - ELECTRICAL & GAS     8.05%
    72,000 China Light & Power Company Limited         306,335
   200,000 Hong Kong & China Gas Company
             Limited                                   323,302
                                                   ------------
                                                       629,637
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $7,866,524)                       7,818,144
                                                   ------------
           COMMON STOCK - NON-BASKET        0.01%
           UTILITIES - ELECTRICAL & GAS     0.01%
       600 Hong Kong & China Gas Company
             Limited                                       970
                                                   ------------
           TOTAL COMMON STOCK -
             NON-BASKET(Cost $950)                         970
                                                   ------------
           TOTAL INVESTMENTS
             (COST $7,867,474)(DAGGER)    100.00%   $7,819,114
                                          =======   ==========
------------------
(DAGGER) Aggregate cost for Federal income tax purposes is $7,875,654. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  159,870
           Excess of tax cost over value              (216,410)
                                                     ----------
                                                     $ (56,540)
                                                     ----------

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


ITALY INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET          100.00%
           AUTOMOBILES                      6.08%
   684,811 Fiat SPA                                $ 2,116,641
                                                   ------------
           BANKING                         19.35%
   513,910 Banca Commerciale Italiana                  976,071
   127,500 Banca Popolare di Milano                    610,472
   149,243 Banco Ambrosiano Veneto                     331,327
   728,943 Credito Italiano                            846,825
   267,257 Istituto Bancario San Paolo de Torino     1,681,143
   180,999 Istituto Mobiliare Italiano               1,420,668
   161,262 Mediobanca                                  865,315
                                                   ------------
                                                     6,731,821
                                                   ------------
           BROADCASTING & PUBLISHING        0.87%
    43,656 Arnoldo Mondadori Editore                   302,762
                                                   ------------
           CONSTRUCTION & HOUSING           1.24%
    69,428 Sirti SPA                                   430,746
                                                   ------------
           DATA PROCESSING & REPRODUCTION   1.49%
   991,287 Olivetti Group*                             518,710
                                                   ------------
           ENERGY SOURCES                  14.32%
 1,137,317 Ente Nazionale Idrocarburi SPA            4,983,476
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS        1.37%
   347,786 Parmalat Finanziaria SPA                    477,551
                                                   ------------
           FOREST PRODUCTS & PAPER          0.59%
    45,288 Burgo (Cartiere)                            206,786
                                                   ------------
           INDUSTRIAL COMPONENTS            3.03%
   137,343 Magneti Marelli SPA                         174,753
   525,266 Pirelli SPA                                 880,331
                                                   ------------
                                                     1,055,084
                                                   ------------
           INSURANCE                       16.75%
   110,211 Assicurazioni Generali                    2,428,407
 1,239,640 Istituto Nazionale delle Assicurazioni    1,771,178
   105,145 Riunione Adriatica di Sicurta SPA           907,021
    62,951 Riunione Adriatica di Sicurta SPA RNC       279,676
    53,873 Societa Assicuratrice Industriale           440,916
                                                   ------------
                                                     5,827,198
                                                   ------------
           MACHINERY & ENGINEERING         0.52%
    50,694 Sasib SPA                                   181,413
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           MERCHANDISING                    1.37%
    78,438 Rinascente                               $  475,626
                                                   ------------
           METALS - STEEL                   0.40%
    35,190 Falck Acciaierie & Ferriere Lombarde        138,593
                                                   ------------
           MULTI-INDUSTRY                   2.80%
 1,267,054 Montedison SPA *                            814,572
   172,686 SNIA Bpd                                    159,986
                                                   ------------
                                                       974,558
                                                   ------------
           RECREATION - OTHER CONSUMER
             GOODS                          1.26%
    25,925 Bulgari SPA                                 436,918
                                                   ------------
           TELECOMMUNICATIONS              20.39%
   267,393 Telecom Italia-Rnc                          430,600
 1,527,501 Telecom Italia SPA                        3,001,402
 1,615,748 Telecom Italia Mobile SPA                 3,335,413
   269,671 Telecom Italia Mobile SPA-Rnc               325,970
                                                   ------------
                                                     7,093,385
                                                   ------------
           TEXTILES & APPAREL               2.64%
    54,604 Benetton Group SPA                          590,088
    53,703 Marzotto & Figli SPA                        328,523
                                                   ------------
                                                       918,611
                                                   ------------
           UTILITIES - ELECTRICAL & GAS     5.53%
   197,693 Edison SPA                                1,070,494
   249,781 Italgas                                     855,129
                                                   ------------
                                                     1,925,623
                                                   ------------
           TOTAL COMMON STOCK -
             BASKET (Cost $36,470,270)              34,795,502
                                                   ------------
           TOTAL INVESTMENTS
             (COST $36,470,270)(DAGGER)   100.00%  $34,795,502
                                          =======  ===========
------------------
 * Non-income producing security.
(DAGGER) Aggregate cost for Federal income tax purposes is $36,523,245. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $   210,608
           Excess of tax cost over value            (1,938,351)
                                                    -----------
                                                   ($1,727,743)
                                                    -----------
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                     FOREIGN FUND, INC.
===============================================================================


JAPAN INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           99.75%
           APPLIANCES & HOUSEHOLD DURABLES  4.95%
   108,000 Matsushita Electric Industrial          $ 1,819,890
    12,000 Pioneer Electronic Corporation              243,094
   108,000 Sanyo Electric                              556,906
    60,000 Sharp Corporation                           950,276
    24,000 Sony Corporation                          1,507,182
                                                   ------------
                                                     5,077,348
                                                   ------------
           AUTOMOBILES                      6.56%
    48,000 Honda Motor Company                       1,109,392
   132,000 Nissan Motor                                988,177
   192,000 Toyota Motor Corporation                  4,632,044
                                                   ------------
                                                     6,729,613
                                                   ------------
           BANKING                         21.21%
   120,000 Asahi Bank Limited                        1,337,017
    36,000 Ashikaga Bank Limited                       207,182
   240,000 Bank of Tokyo - Mitsubishi                4,883,978
    60,000 Bank of Yokohama Limited                    487,845
    36,000 Chiba Bank Limited                          285,083
   144,000 Fuji Bank                                 2,651,934
    12,000 Gunma Bank Limited                          120,442
    36,000 Hokuriku Bank                               202,541
   120,000 Industrial Bank of Japan                  2,552,486
    36,000 Joyo Bank                                   261,878
    72,000 Mitsubishi Trust & Banking                1,080,663
    60,000 Mitsui Trust & Banking                      602,210
   180,000 Sakura Bank                               1,707,182
    24,000 Seventy-Seven Bank                          232,044
    48,000 Shizuoka Bank                               534,807
   156,000 Sumitimo Bank Limited                     2,858,564
   108,000 Tokai Bank                                1,282,873
    12,000 Yamaguchi Bank                              182,320
    60,000 Yasuda Trust & Banking                      300,000
                                                   ------------
                                                    21,771,049
                                                   ------------
           BEVERAGES & TOBACCO              1.07%
    24,000 Asahi Breweries Limited                     260,773
    60,000 Kirin Brewery Company Limited               618,785
    24,000 Sapporo Breweries Limited                   220,332
                                                   ------------
                                                     1,099,890
                                                   ------------
           BUILDING MATERIALS & COMPONENTS  1.74%
    36,000 Chichibu Onoda Cement Corporation           176,354
    24,000 Inax Corporation                            229,834
    24,000 Nihon Cement                                157,348
    36,000 Sekisui Chemical                            391,160
    12,000 Sumitomo Forestry Company                   173,481
    12,000 Tostem Company                              342,541
    24,000 Toto Limited                                318,232
                                                   ------------
                                                     1,788,950
                                                   ------------
           BUSINESS & PUBLIC SERVICES       2.75%
    48,000 Dai Nippon Printing Limited                 844,199
    12,000 Kamigumi Company                             97,680
    12,000 Kokuyo Company                              314,917
    12,000 Mitsubishi Logistics Corporation            190,055
    12,000 Secom Company                               767,956
    48,000 Toppan Printing Company                     605,525
                                                   ------------
                                                     2,820,332
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           CHEMICALS                        3.97%
    84,000 Asahi Chemical Industries Company
             Limited                               $   564,641
    72,000 Dai Nippon Ink & Chemical Corporation       314,254
    12,000 Kuraray Company Limited                     122,652
   144,000 Mitsubishi Chemical Corporation             604,641
    36,000 Mitsubishi Rayon Company                    144,199
    60,000 Mitsui Toatsu Chemicals Incorporated        217,127
    24,000 Shin-Etsu Chemical                          424,309
    84,000 Showa Denko K. K.*                          241,326
   108,000 Sumitomo Chemical Company Limited           469,392
    60,000 Teijin Limited                              292,818
    84,000 Toray Industries                            523,646
    36,000 Tosoh Corporation*                          148,508
                                                   ------------
                                                     4,067,513
                                                   ------------
           CONSTRUCTION & HOUSING           4.18%
    36,000 Daiwa House Industry Company Limited        513,812
    60,000 Fujita Corporation                          238,122
    60,000 Kajima Corporation                          538,122
    12,000 Kandenko Company Limited                    140,331
    24,000 Kinden Corporation                          366,851
    60,000 Kumagai Gumi Company Limited                213,260
    12,000 Nishimatsu Construction Company
             Limited                                   111,602
    60,000 Obayashi Corporation                        498,343
    24,000 Penta-Ocean Construction                    143,425
    48,000 Sekisui House                               508,287
    60,000 Shimizu Corporation                         558,011
    72,000 Taisei Corporation                          456,796
                                                   ------------
                                                     4,286,962
                                                   ------------
           DATA PROCESSING & REPRODUCTION   1.71%
    48,000 Canon Incorporated                          892,818
    96,000 Fujitsu Limited                             865,414
                                                   ------------
                                                     1,758,232
                                                   ------------
           ELECTRICAL & ELECTRONICS         3.44%
   168,000 Hitachi Limited                           1,543,867
    12,000 Makita Corporation                          172,376
   108,000 Mitsubishi Electric Corporation             693,149
    84,000 NEC Corporation                             897,238
    12,000 Omron Corporation                           219,890
                                                   ------------
                                                     3,526,520
                                                   ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    2.30%
    12,000 Fanuc Company Limited                       438,674
    12,000 Kyocera Corporation                         815,470
    12,000 Murata Manufacturing Company                426,519
    24,000 Nikon Corporation                           260,773
    12,000 Tokyo Electron                              313,812
    12,000 Yokogwa Wokushin Electric Corporation       103,315
                                                   ------------
                                                     2,358,563
                                                   ------------
           ENERGY SOURCES                   1.05%
    36,000 Cosmo Oil Company Limited                   208,840
    72,000 Japan Energy Corporation                    247,956
    24,000 Mitsubishi Oil Company Limited              184,530
    72,000 Nippon Oil Company Limited                  440,884
                                                   ------------
                                                     1,082,210
                                                   ------------

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


JAPAN INDEX SERIES (CONTINUED)


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           FINANCIAL SERVICES               3.80%
    12,000 Acom Company Limited                     $  481,768
    12,000 Credit Saison Company                       288,398
    72,000 Daiwa Securities Company                    815,470
   108,000 Nomura Securities Company                 1,879,558
    72,000 Yamaichi Securities Company                 437,569
                                                   ------------
                                                     3,902,763
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS        1.63%
    36,000 Ajinomoto Company Incorporated              381,215
    36,000 Kao Corporation                             427,624
    36,000 Meiji Seika Kaisha                          207,514
    12,000 Nippon Meat Packers Incorporated            166,851
    12,000 Nissin Food Products Company                289,503
    12,000 Yamazaki Baking Company Limited             204,420
                                                   ------------
                                                     1,677,127
                                                   ------------
           FOREST PRODUCTS & PAPER          0.72%
    24,000 Honshu Paper Company                        160,221
    36,000 New Oji Paper Company Limited               292,376
    48,000 Nippon Paper Industries Company             287,293
                                                   ------------
                                                       739,890
                                                   ------------
           HEALTH & PERSONAL CARE           3.11%
    12,000 Daiichi Pharmaceutical                      183,425
    12,000 Eisai Company Limited                       207,735
    36,000 Kyowa Hakko Kogyo Company Limited           311,271
    24,000 Sankyo Company Limited                      596,685
    24,000 Shionogi & Company                          187,624
    12,000 Shiseido Company Limited                    145,856
    24,000 Taisho Pharmaceutical                       481,768
    48,000 Takeda Chemical Industries                  830,939
    12,000 Yamanouchi Pharmaceutical                   247,514
                                                   ------------
                                                     3,192,817
                                                   ------------
           INDUSTRIAL COMPONENTS            3.62%
    36,000 Bridgestone Corporation                     590,055
    24,000 Fujikura Limited                            185,856
    48,000 Furukawa Electric Company                   262,099
    24,000 Minebea Company Limited                     200,663
    24,000 NGK Insulators Limited                      251,934
    12,000 NGK Spark Plug Company                      123,757
    48,000 Nippondenso Company Limited                 990,055
    48,000 NSK Limited                                 316,022
    24,000 NTN Corporation                             153,591
    48,000 Sumitomo Electric Industries                636,464
                                                   ------------
                                                     3,710,496
                                                   ------------
           INSURANCE                        2.19%
    48,000 Mitsui Marine & Fire Insurance              333,702
    24,000 Nichido Fire & Marine Insurance             166,851
    24,000 Nippon Fire & Marine Insurance              142,320
    48,000 Sumitomo Fire & Marine Insurance            371,271
   108,000 Tokio Marine & Fire Insurance             1,233,149
                                                   ------------
                                                     2,247,293
                                                   ------------
           LEISURE & TOURISM                0.44%
    12,000 Fujita Kanko                                233,149
    12,000 Tokyo Dome Corporation                      223,204
                                                   ------------
                                                       456,353
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           MACHINERY & ENGINEERING          4.64%
    24,000 Amada Company Limited                    $  225,414
    24,000 Daikin Kogyo Industries                     236,464
    24,000 Ebara Corporation                           362,431
    72,000 Hitachi Zosen Shipbuilding                  351,381
    72,000 Kawasaki Heavy Industries                   331,492
    48,000 Komatsu Limited                             410,608
    84,000 Kubota Corporation                          493,481
    12,000 Kurita Water Industries                     250,829
   180,000 Mitsubishi Heavy Industries               1,423,757
    84,000 Mitsui Engineering & Shipping*              225,856
    60,000 Sumitomo Heavy Industries                   214,365
    12,000 Toyoda Automatic Loom Works                 230,939
                                                   ------------
                                                     4,757,017
                                                   ------------
           MERCHANDISING                    4.12%
    36,000 Daiei, Incorporated                         361,326
    12,000 Hankyu Department Stores                    153,591
    12,000 Isetan  Company                             163,536
    24,000 Ito Yokado Company                        1,266,298
    24,000 Jusco Company Limited                       711,602
    24,000 Marui Company                               470,718
    24,000 Mitsukoshi                                  216,575
    24,000 Mycal Corporation                           377,901
    12,000 Seiyu                                       135,912
    12,000 Takashimaya Company                         163,536
    12,000 Uny Company Limited                         211,050
                                                   ------------
                                                     4,232,045
                                                   ------------
           METALS - NON FERROUS             0.90%
    72,000 Mitsubishi Materials Corporation            348,066
    36,000 Nippon Light Metal Company                  181,657
    48,000 Sumitomo Metal Mining                       394,696
                                                   ------------
                                                       924,419
                                                   ------------
           METALS - STEEL                   3.29%
   180,000 Kawasaki Steel Corporation                  604,972
   456,000 Nippon Steel Corporation                  1,444,420
   228,000 NKK Corporation*                            602,541
   180,000 Sumitomo Metal Industries                   508,840
    12,000 Tokyo Steel Manufacturing Company           214,365
                                                   ------------
                                                     3,375,138
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    1.37%
    60,000 Asahi Glass Company Limited                 668,508
    12,000 Nitto Denko Corporation                     183,425
    12,000 Toyo Seikan Kaisha Limited                  385,635
    48,000 Ube Industries Limited                      167,956
                                                   ------------
                                                     1,405,524
                                                   ------------
           REAL ESTATE                      1.15%
    60,000 Mitsubishi Estate Company                   734,807
    36,000 Mitsui Fudosan Company                      444,199
                                                   ------------
                                                     1,179,006
                                                   ------------
           RECREATION, OTHER CONSUMER
             GOODS                          1.77%
    24,000 Casio Computer Company Limited              207,735
    24,000 Citizen Watch Company                       192,928
    24,000 Fuji Photo Film Limited                     722,652
    24,000 Konica Corporation                          165,746
    12,000 Olympus Optical Corporation                 110,497
    12,000 Shimano                                     222,099
    12,000 Yamaha Corporation                          190,055
                                                   ------------
                                                     1,811,712
                                                   ------------

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


JAPAN INDEX SERIES (CONCLUDED)


-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           TEXTILES & APPAREL               0.41%
    24,000 Nisshinbo Industries                     $  220,332
    60,000 Toyobo Company Limited                      200,552
                                                   ------------
                                                       420,884
                                                   ------------
           TRANSPORTATION - AIRLINES        0.70%
    96,000 Japan Air Lines*                            716,022
                                                   ------------
           TRANSPORTATION - ROAD & RAIL     3.63%
    60,000 Hankyu Corporation*                         332,597
    24,000 Keihin Electric Express                     134,807
    84,000 Kinki Nippon Railway Company                591,713
    72,000 Nagoya Railroad                             336,796
    36,000 Nankai Electric Railway Company             216,464
    60,000 Nippon Express Company                      528,729
    36,000 Odakyu Electric Railway Company             232,707
    12,000 Seino Transportation Company                176,796
    60,000 Tobu Railway Company                        362,431
    84,000 Tokyu Corporation                           552,265
    24,000 Yamato Transport Company                    260,773
                                                   ------------
                                                     3,726,078
                                                   ------------
           TRANSPORTATION - SHIPPING        0.62%
    84,000 Mitsui Osk Lines*                           252,155
    72,000 Nippon Yusen K.K.                           380,552
                                                   ------------
                                                       632,707
                                                   ------------
           UTILITIES - ELECTRICAL & GAS     3.78%
    36,000 Kansai Electric Power Incorporated          802,210
   168,000 Osaka Gas Company                           578,564
    24,000 Tohoku Electric Power Company               517,127
    60,000 Tokyo Electric Power Company
             Incorporated                            1,464,088
   156,000 Tokyo Gas Limited                           520,000
                                                   ------------
                                                     3,881,989
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           WHOLESALE & INTERNATIONAL TRADE 2.93%
    84,000 Itochu Corporation                      $   509,724
    72,000 Marubeni Corporation                        350,055
    84,000 Mitsubishi Corporation                      935,912
    84,000 Mitsui & Company                            709,282
    60,000 Sumitomo Corporation                        506,630
                                                   ------------
                                                     3,011,603
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $111,083,020)                   102,368,065
                                                   ------------
           COMMON STOCK - NON-BASKET       0.25%
           BANKING                         0.09%
     8,800 Industrial Bank of Japan Rights
             (expiration date 10/15/96)**               89,945
                                                   ------------
           BROADCASTING & PUBLISHING       0.16%
    11,000 Tokyo Broadcasting                          168,140
                                                   ------------
           TOTAL COMMON STOCK -
             NON-BASKET (Cost $294,099)                258,085
                                                   ------------
           TOTAL INVESTMENTS
             (COST $111,377,119)(DAGGER) 100.00%  $102,626,150
                                         =======  =============
------------------
 * Non-income producing security.
** Fair valued security.
(DAGGER) Aggregate cost for Federal income tax purposes is $111,396,190. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  629,671
           Excess of tax cost over value            (9,399,711)
                                                  -------------
                                                  $ (8,770,040)
                                                  =============

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================



MALAYSIA INDEX SERIES

--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           99.73%
           AUTOMOBILES                      5.33%
    18,000 Edaran Otomobil Nasional BHD             $  187,666
    36,000 Perusahaan Otomobil Nasional BHD            194,883
    63,000 Tan Chong Motor Holdings BHD                111,661
                                                   ------------
                                                       494,210
                                                   ------------
           BANKING                         12.04%
    18,000 Commerce Asset Holdings BHD                 112,599
    54,000 DCB Holdings BHD                            164,568
    72,000 Malayan Banking BHD                         684,257
    81,000 Public Bank BHD (Foreign)                   155,257
                                                   ------------
                                                     1,116,681
                                                   ------------
           BEVERAGES & TOBACCO              4.16%
    45,000 Guinness Anchor BHD                         101,953
    27,000 Rothmans of Pall Mall BHD                   284,205
                                                   ------------
                                                       386,158
                                                   ------------
           BROADCASTING & PUBLISHING        1.09%
    18,000 New Straits Times Press BHD                 101,051
                                                   ------------
           BUILDING MATERIALS & COMPONENTS  3.43%
    27,000 Hume Industries - Malaysia BHD              138,584
    36,000 Malayan Cement BHD                           89,502
    81,000 Pan Malaysia Cement Works BHD                90,621
                                                   ------------
                                                       318,707
                                                   ------------
           CONSTRUCTION & HOUSING           3.09%
    36,000 Ekran BHD                                   153,019
    27,000 YTL Corporation BHD                         133,170
                                                   ------------
                                                       286,189
                                                   ------------
           ELECTRICAL & ELECTRONICS         0.82%
    36,000 Time Engineering BHD                         76,510
                                                   ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    1.04%
    27,000 Malaysian Pacific Industries BHD             96,900
                                                   ------------
           ENERGY SOURCES                   0.88%
    27,000 Shell Refining Company BHD                   81,201
                                                   ------------
           FINANCIAL SERVICES               5.27%
    22,000 AMMB Holdings BHD                           149,972
    14,000 AMMB Holdings BHD Class A**                  93,753
    81,000 MBF Capital BHD                             115,631
    36,000 Rashid Hussain BHD                          129,200
                                                   ------------
                                                       488,556
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS        1.94%
    18,000 Nestle (Malaysia) BHD                       179,726
                                                   ------------
           INDUSTRIAL COMPONENTS            0.84%
    36,000 Leader Universal Holdings BHD                77,953
                                                   ------------
           INSURANCE                        0.89%
    63,000 Idris Hydraulic (Malaysia) BHD *             82,861
                                                   ------------
           LEISURE & TOURISM                6.81%
   117,000 Magnum Corporation BHD                      189,542
    81,000 Resorts World BHD                           441,736
                                                   ------------
                                                       631,278
                                                   ------------
           MACHINERY & ENGINEERING          4.98%
    36,000 UMW Holdings BHD                            142,914
    45,000 United Engineers (Malaysia) Limited         319,392
                                                   ------------
                                                       462,306
                                                   ------------
           METALS - NON FERROUS             0.87%
    72,000 Malaysian Mining Corporation BHD             80,840
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           METALS - STEEL                   0.90%
   117,000 Amsteel Corporation BHD                  $   83,042
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    5.86%
    90,000 Golden Hope Plantations BHD                 145,080
    63,000 Highlands & Lowlands BHD                    107,114
    18,000 Kian Joo Can Factory BHD                    106,825
    36,000 Kuala Lumpur Kepong BHD                      89,502
    27,000 Perlis Plantations BHD                       94,735
                                                   ------------
                                                       543,256
                                                   ------------
           MULTI-INDUSTRY                   8.21%
   135,000 Berjaya Group BHD                            89,322
    36,000 Land and General Holdings BHD                65,827
    63,000 Multi-Purpose Holdings BHD                   87,914
   153,000 Sime Darby BHD                              518,425
                                                   ------------
                                                       761,488
                                                   ------------
           REAL ESTATE                      2.21%
    81,000 Hong Leong Properties BHD                    91,270
    36,000 Malaysian Resource Corporation BHD          114,043
                                                   ------------
                                                       205,313
                                                   ------------
           TELECOMMUNICATIONS              16.22%
    81,000 Technology Resources Industries BHD         233,860
   144,000 Telekom Malaysia BHD                      1,270,350
                                                   ------------
                                                     1,504,210
                                                   ------------
           TRANSPORTATION - AIRLINES        1.74%
    54,000 Malaysian Airlines System BHD               161,320
                                                   ------------
           TRANSPORTATION - SHIPPING        2.66%
    81,000 Malaysia International Shipping
             BHD (Foreign)                             246,852
                                                   ------------
           UTILITIES - ELECTRICAL & GAS     8.45%
   216,000 Tenaga Nasional BHD                         783,864
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $9,167,360)                       9,250,472
                                                   ------------
           COMMON STOCK - NON-BASKET        0.27%
           BANKING                          0.05%
     2,333 Public Bank BHD (Foreign)                     4,472
                                                   ------------
           METALS - NON FERROUS             0.02%
     1,600 Malaysian Mining Corporation BHD              1,796
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    0.20%
     5,250 Perlis Plantations BHD                       18,421
                                                   ------------
           TOTAL COMMON STOCK -
             NON-BASKET (COST $22,815)                  24,689
                                                   ------------
           TOTAL INVESTMENTS
             (COST $9,190,175)(DAGGER)    100.00%   $9,275,161
                                          =======  ============
------------------
BHD - Berhad
 * Non-income producing security.
** Fair valued security.
(DAGGER) Aggregate cost for Federal income tax purposes is $9,191,178.
         The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  378,273
           Excess of tax cost over value              (294,290)
                                                     ----------
                                                     $  83,983
                                                     ==========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                     FOREIGN FUND, INC.
================================================================================


MEXICO (FREE) INDEX SERIES


-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           94.33%
           BANKING                          5.74%
   65,000  Grupo Financiero Banamex - Series B*     $  137,889
   30,000  Grupo Financiero Banamex - Series L*         61,583
  165,000  Grupo Financiero Bancomer - Series B*        80,323
   85,000  Grupo Financiero Serfin - Series BCP*        46,201
                                                   ------------
                                                       325,996
                                                   ------------
           BEVERAGES & TOBACCO             15.96%
   50,000  Empresas La Moderna - Series A              252,639
   70,000  Fomento Economico Mexicano - Series B       209,169
   25,000  Grupo Continental S.A. - Series CP           98,615
   75,000  Grupo Modelo S.A. - Series C                346,306
                                                   ------------
                                                       906,729
                                                   ------------
           BROADCASTING & PUBLISHING        7.89%
   30,000  Grupo Televisa S.A. - Series CPO*           448,417
                                                   ------------
           BUILDING MATERIALS & COMPONENTS  8.40%
   35,000  Apasco S.A.                                 235,488
   35,000  Cemex S.A. - Series A                       124,670
   15,000  Cemex S.A. - Series B                        62,137
   15,000  Cemex S.A. - Series CPO                      54,815
                                                   ------------
                                                       477,110
                                                   ------------
           CONSTRUCTION & HOUSING           2.60%
   10,000  Empresas ICA S.A.*                          147,757
                                                   ------------
           ENERGY EQUIPMENT & SERVICES      1.90%
   10,000  Tubos de Acero de Mexico S.A.*              108,179
                                                   ------------
           FINANCIAL SERVICES               1.41%
1,080,000  Grupo Financiero BBV - Probursa*             79,789
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS        5.51%
   35,000  Grupo Industrial Bimbo - Series A           181,003
  110,000  Grupo Industrial Maseca - Series B          131,768
                                                   ------------
                                                       312,771
                                                   ------------
           LEISURE & TOURISM                0.61%
  275,000  Grupo Situr S.A. - Series B*                 34,829
                                                   ------------
           MERCHANDISING                    7.23%
  150,000  Cifra S.A. de C.V. - Series B*              234,301
   45,000  Cifra S.A. de C.V. - Series C*               69,578
  110,000  Controladora Comercial
              Mexicana - Series B*                     106,807
                                                   ------------
                                                       410,686
                                                   ------------
           METALS - NON FERROUS             6.94%
   65,000  Grupo Mexico S.A. - Series B*               193,799
   45,000  Industrias Penoles S.A. - Series CP         200,660
                                                   ------------
                                                       394,459
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    1.37%
   40,000  Vitro S.A.                                   78,100
                                                   ------------
           MULTI-INDUSTRY                   6.59%
   50,000  ALFA S.A. - Series A                        219,327
   30,000  Desc S.A. - Series B*                       155,145
                                                   ------------
                                                       374,472
                                                   ------------
           TELECOMMUNICATIONS              21.45%
  750,000  Telefonos de Mexico - Series L            1,218,997
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           TRANSPORTATION - SHIPPING        0.73%
    5,000  Transportacion Maritima
              Mexicana - Series L                    $  41,557
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $4,825,519)                       5,359,848
                                                   ------------
           COMMON STOCK - NON-BASKET        5.67%
           BANKING                          0.07%
    1,710  Grupo Financiero Banamex - Series L*          3,510
                                                   ------------
           FINANCIAL SERVICES               0.27%
  209,520  Grupo Financiero BBV-Probursa*               15,479
                                                   ------------
           HEALTH & PERSONAL CARE           5.17%
   16,000  Kimberly-Clark de Mexico - Series A         293,826
                                                   ------------
           MULTI-INDUSTRY                   0.16%
    1,487  ALFA S.A. - Series A                          6,523
      500  Desc S.A. - Series C*                         2,599
                                                   ------------
                                                         9,122
                                                   ------------
           TOTAL COMMON STOCK -
             NON-BASKET (Cost $300,054)                321,937
                                                   ------------
             TOTAL INVESTMENTS
             (COST $5,125,573)(DAGGER)    100.00%   $5,681,785
                                          =======   ===========
------------------
*  Non-income producing security.
(DAGGER) Aggregate cost for Federal income tax purposes is substantially the same as for book purposes. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  613,611
           Excess of tax cost over value               (57,399)
                                                    -----------
                                                    $  556,212
                                                    -----------

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                     FOREIGN FUND, INC.
================================================================================


NETHERLANDS INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET          100.00%
           APPLIANCES & HOUSEHOLD DURABLES  4.12%
    8,200  Philips Electronics Nv                   $  277,689
                                                   ------------
           BANKING                          4.55%
    5,600  ABN Amro Holdings Nv                        306,604
                                                   ------------
           BEVERAGES & TOBACCO              4.24%
    1,280  Heineken Nv                                 285,269
                                                   ------------
           BROADCASTING & PUBLISHING        9.31%
   18,800  Elsevier Nv                                 299,602
    2,600  Wolters Kluwer - CVA                        327,236
                                                   ------------
                                                       626,838
                                                   ------------
           CHEMICALS                        4.29%
     2,480 AKZO Nobel                                  288,779
                                                   ------------
           CONSTRUCTION & HOUSING           4.35%
      672  Hollandsche Beton Groep Nv                  122,506
    3,136  IHC Caland Nv                               170,373
                                                   ------------
                                                       292,879
                                                   ------------
           DATA PROCESSING & REPRODUCTION   3.46%
    4,224  Getronics Nv                                103,012
    1,264  Oce Van Der Grinten Nv                      130,322
                                                   ------------
                                                       233,334
                                                   ------------
           ENERGY SOURCES                  23.47%
   10,560  Royal Dutch Petroleum Company             1,580,876
                                                   ------------
           FINANCIAL SERVICES              12.14%
   26,200  Ing Groep Nv                                817,663
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS       11.54%
    5,400  Unilever Nv - CVA                           777,436
                                                   ------------
           FOREST PRODUCTS & PAPER          1.43%
    4,144  Koninklijke KNP Bt Nv                        96,058
                                                   ------------



--------------------------------------------------------------------------------

           SECURITY                                     VALUE
           -----------                                  -----
           INSURANCE                        4.65%
    8,800  Stad Rotterdam                           $  312,882
                                                   ------------
           MERCHANDISING                    4.52%
    5,440  Koninklijke Ahold Nv                        304,740
                                                   ------------
           METALS - STEEL                   1.06%
    2,008  Koninklijke Nederlandsche
             Hoogovens Nv                               71,515
                                                   ------------
           TELECOMMUNICATIONS               4.26%
    8,160  Koninklijke Ptt Nederland Nv                286,679
                                                   ------------
           TRANSPORTATION - AIRLINES        2.61%
    6,376  KLM - Konin Luchvaart Mij Nv                175,892
                                                   ------------

           TOTAL COMMON STOCK - BASKET
             (Cost $6,369,828)                       6,735,133
                                                   ------------
           TOTAL INVESTMENTS
             (COST $6,369,828)(DAGGER)    100.00%   $6,735,133
                                          =======   ===========
--------------------
(DAGGER) Aggregate cost for Federal income tax purposes is $6,372,295.
         The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  436,862
           Excess of tax cost over value               (74,024)
                                                    -----------
                                                    $  362,838
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


SINGAPORE (FREE) INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  -----------                                  -----
           COMMON STOCK-BASKET             99.48%
           AUTOMOBILES                      2.58%
   24,000  Cycle and Carriage                       $  230,244
                                                   ------------
           BANKING                         26.72%
   56,000  Developmental Bank
             Singapore (Foreign)                       656,623
   80,000  Oversea - Chinese Banking
             Corporation Limited                       960,773
   80,000  United Overseas Bank
             Limited (Foreign)                         767,482
                                                   ------------
                                                     2,384,878
                                                   ------------
           BEVERAGES & TOBACCO              4.52%
   40,000  Fraser & Neave Limited                      403,639
                                                   ------------
           BROADCASTING & PUBLISHING        4.66%
   24,000  Singapore Press Holdings
             Limited (Foreign)                         416,146
                                                   ------------
           LEISURE & TOURISM                1.56%
   88,000  Hotel Properties                            139,454
                                                   ------------
           MACHINERY & ENGINEERING          0.82%
   16,000  Jurong Shipyard Limited                      72,769
                                                   ------------
           MERCHANDISING                    1.64%
   40,000  Metro Holdings Limited                      146,390
                                                   ------------
           METALS - NON FERROUS             2.14%
   80,000  Straits Trading Company Limited             191,018
                                                   ------------
           METALS - STEEL                   1.78%
   96,000  NatSteel Limited                            158,954
                                                   ------------
           MULTI-INDUSTRY                  14.06%
  144,000  Haw Par Brothers International              313,133
  104,000  Inchcape Berhad                             329,619
   48,000  Keppel Corporation                          364,980
  104,000  Singapore Technologies                      246,845
                                                   ------------
                                                     1,254,577
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  -----------                                  -----
           REAL ESTATE                     16.61%
   56,000  City Development                         $  465,605
  120,000  DBS Land                                    399,090
   64,000  Parkway Holdings                            201,023
  224,000  United Industrial Corporation Limited       213,303
  120,000  United Overseas Land                        202,956
                                                   ------------
                                                     1,481,977
                                                   ------------
           TELECOMMUNICATIONS              10.68%
  392,000  Singapore Telecommunications                952,700
                                                   ------------
           TRANSPORTATION - AIRLINES       10.44%
   88,000  Singapore Airlines Limited (Foreign)        931,779
                                                   ------------
           TRANSPORTATION - SHIPPING        1.27%
  128,000  Neptune Orient Lines Limited                113,701
                                                   ------------

           TOTAL COMMON STOCK - BASKET
             (Cost $9,353,149)                       8,878,226
                                                   ------------
           COMMON STOCK - NON-BASKET        0.52%
           APPLIANCES & HOUSEHOLD DURABLES  0.52%
   35,000  Amcol Holdings*                              46,760
                                                   ------------
           TOTAL COMMON STOCK -
             NON-BASKET (Cost $95,756)                  46,760
                                                   ------------
           TOTAL INVESTMENTS
             (COST $9,448,905)(DAGGER)    100.00%   $8,924,986
                                          =======   ===========
------------------
 * Fair valued security.
(DAGGER) Aggregate cost for Federal income tax purposes is $9,515,898.
         The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost              $ 49,439
           Excess of tax cost over value              (640,351)
                                                    -----------
                                                    $ (590,912)
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                     FOREIGN FUND, INC.
================================================================================


SPAIN INDEX FUND


-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET           99.67%
           BANKING                         25.39%
   11,192  Banco Bilbao Vizcaya                     $  470,790
    9,136  Banco Central Hispanoamer SA                185,942
    3,856  Banco Santander SA                          197,973
    4,632  Corporacion Bancaria de Espana SA           191,510
                                                   ------------
                                                     1,046,215
                                                   ------------
           BEVERAGES & TOBACCO              2.09%
    2,108  Tabacalera SA-A                              85,975
                                                   ------------
           BUSINESS & PUBLIC SERVICES       7.48%
   16,600  Autopistas Concesionaria ESP                178,531
    2,672  General de Aguas D'Barcelona                104,598
      680  Prosegur Comp Seguridad                      25,015
                                                   ------------
                                                       308,144
                                                   ------------
           CONSTRUCTION & HOUSING           2.53%
    3,748  Dragados y Construcciones SA                 47,358
      728  Fomento De Construcion &
             Contratas SA                               57,055
                                                   ------------
                                                       104,413
                                                   ------------
           ENERGY SOURCES                   7.30%
    9,260  Repsol SA                                   301,027
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS        1.56%
    5,836  Ebro Agricolas                               64,173
                                                   ------------
           INSURANCE                        2.11%
    1,780  Corporacion Mapfre                           86,833
                                                   ------------
           MACHINERY & ENGINEERING          2.54%
    1,084  Zardoya-Otis SA                             104,893
                                                   ------------
           METALS - STEEL                   1.59%
      584  Acerinox SA                                  65,384
                                                   ------------
           MISCELLANEOUS MATERIALS &
           COMMODITIES                      0.57%
    1,736  Viscofan Industria Navarra
             De Envolturas Celulosicas SA               23,462
                                                   ------------
           MULTI-INDUSTRY                   3.53%
    1,736  Corporacion Financiera Alba                 145,494
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           REAL ESTATE                      3.10%
    2,200  Inmobilaria Metropolitana Vasco
             Central SA                              $  73,541
    2,972  Vallehermoso SA                              54,309
                                                   ------------
                                                       127,850
                                                   ------------
           TELECOMMUNICATIONS              13.93%
   30,872  Telefonica de Espana                        574,013
                                                   ------------
           UTILITIES - ELECTRICAL & GAS    25.95%
    9,768  Empresa Nacional de
             Electridad SA (Endesa)                    569,465
      872  Gas Natural SDG-E                           167,364
   17,364  Iberdrola SA                                156,914
   28,940  Union Electrica Fenosa SA                   175,660
                                                   ------------
                                                     1,069,403
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $3,968,554)                       4,107,279
                                                   ------------
           COMMON STOCK - NON-BASKET        0.33%
           MACHINERY & ENGINEERING          0.33%
      140  Zardoya-Otis                                 13,547
                                                   ------------
           TOTAL COMMON STOCK -
             NON-BASKET (Cost $8,585)                   13,547
                                                   ------------
           TOTAL INVESTMENTS
             (COST $3,977,139)(DAGGER)    100.00%   $4,120,826
                                          =======   ===========
--------------------
(DAGGER) Aggregate cost for Federal income tax purposes is $3,983,641.
         The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  203,255
           Excess of tax cost over value               (66,070)
                                                    -----------
                                                    $  137,185
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================


SWEDEN INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET          100.00%
           APPLIANCES & HOUSEHOLD DURABLES  3.66%
    2,800  Electrolux AB-B                          $  162,956
                                                   ------------
           AUTOMOBILES                      3.83%
    2,400  Volvo AB-A                                   51,517
    5,600  Volvo AB-B                                  119,360
                                                   ------------
                                                       170,877
                                                   ------------
           BANKING                          7.51%
   19,600  Skandinaviska Enskilda Banken-A             162,955
    8,400  Svenska Handlesbanken-A                     172,056
                                                   ------------
                                                       335,011
                                                   ------------
           BUILDING MATERIALS & COMPONENTS  1.73%
    2,400  Scancem AB-A                                 77,275
                                                   ------------
           BUSINESS & PUBLIC SERVICES       3.76%
    2,144  Esselte AB-A                                 45,049
    1,992  Esselte AB-B                                 42,458
    3,200  Securitas AB-B                               80,057
                                                   ------------
                                                       167,564
                                                   ------------
           CHEMICALS                        3.81%
    5,660  Aga AB-A                                     94,115
    4,656  Aga AB-B                                     75,661
                                                   ------------
                                                       169,776
                                                   ------------
           CONSTRUCTION & HOUSING           4.04%
    4,800  Skanska AB-B                                179,946
                                                   ------------
           ELECTRICAL & ELECTRONICS        25.97%
    2,340  ABB AB-A                                    252,914
    1,120  ABB AB-B                                    119,868
   33,600  Ericsson LM-B                               784,726
                                                   ------------
                                                     1,157,508
                                                   ------------
           FINANCIAL SERVICES               3.16%
    5,440  Stadshypotek AB                             141,031
                                                   ------------
           FOREST PRODUCTS & PAPER          6.31%
    8,400  Stora Kopparbergs-A                         118,090
    1,936  Stora Kopparbergs-B                          27,071
    6,400  Svenska Cellulosa AB-B                      135,927
                                                   ------------
                                                       281,088
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           HEALTH & PERSONAL CARE          20.18%
   17,828  Astra AB-A                               $  754,590
    3,504  Astra AB-B                                  145,133
                                                   ------------
                                                       899,723
                                                   ------------
           INDUSTRIAL COMPONENTS            4.40%
    2,388  Autoliv AB                                   78,874
    2,244  S.K.F. AB-A                                  51,221
    2,800  S.K.F. AB-B                                  65,817
                                                   ------------
                                                       195,912
                                                   ------------
           INSURANCE                        1.98%
    3,756  Skandia Forsakring AB                        88,289
                                                   ------------
           MACHINERY & ENGINEERING          4.01%
    6,400  Atlas Copco AB-A                            128,188
    2,520  Atlas Copco AB-B                             50,474
                                                   ------------
                                                       178,662
                                                   ------------
           MERCHANDISING                    3.57%
    1,532  Hennes & Mauritz AB-B                       159,330
                                                   ------------
           MULTI-INDUSTRY                   1.35%
    4,580  Trelleborg AB-B                              60,233
                                                   ------------
           RECREATION, OTHER CONSUMER
             GOODS                          0.73%
   11,284  Swedish Match *                              32,409
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $4,167,765)                       4,457,590
                                                   ------------
           TOTAL INVESTMENTS
             (COST $4,167,765)(DAGGER)   100.00%    $4,457,590
                                         =======   ============
--------------------
*  Non-income producing security.
(DAGGER) Aggregate cost for Federal income tax purposes is $4,192,703.
         The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  296,205
           Excess of tax cost over value               (31,318)
                                                    -----------
                                                    $  264,887
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
================================================================================

SWITZERLAND INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           COMMON STOCK - BASKET          100.00%
           BANKING                         13.43%
    2,600  CS Holding - Registered                  $  270,291
      272  Schweiz Bankgesellscraft - Bearer           264,596
    1,436  Schweizerischer Bankverein - Bearer         280,281
                                                   ------------
                                                       815,168
                                                   ------------
           BUILDING MATERIALS & COMPONENTS  4.31%
    1,704  Holderbank Finance Glaris - Registered      261,804
                                                   ------------
           BUSINESS & PUBLIC SERVICES       7.37%
      316  Adecco SA                                    89,185
       84  Danzas Namen                                 86,623
      116  SGS Soc Gen Surveillance - Bearer           271,693
                                                   ------------
                                                       447,501
                                                   ------------
           CHEMICALS                       7.17%
      344  Ciba - Geigy AG - Registered                435,170
                                                   ------------
           ELECTRICAL & ELECTRONICS        4.31%
      212  ABB AG - Bearer                             261,814
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS       9.74%
      504  Nestle SA - Registered                      591,282
                                                   ------------
           HEALTH & PERSONAL CARE         28.97%
      136  Roche Holding AG - Genussein              1,038,510
      604  Sandoz AG - Registered                      720,200
                                                   ------------
                                                     1,758,710
                                                   ------------
           INSURANCE                       9.19%
      264  Schweizerische Rueckversicherungs -
             Gesellschaft                              285,912
      988  Zuerich Versicherungs - Registered          272,244
                                                   ------------
                                                       558,156
                                                   ------------
           LEISURE & TOURISM               1.20%
      256  Mowenpick Holding - Bearer                   72,679
                                                   ------------
           MACHINERY & ENGINEERING         2.02%
       76  Schindler Namen                              74,883
       76  Sulzer Namen                                 47,786
                                                   ------------
                                                       122,669
                                                   ------------



--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           MERCHANDISING                    3.89%
      208  Grands Magasins Jelmoni - Bearer*        $  117,582
      652  Valora Holding AG - Registered              118,684
                                                   ------------
                                                       236,266
                                                   ------------
           MULTI - INDUSTRY                 4.24%
      328  Alusuisse - Lonza Holdings -
             Registered                                257,722
                                                   ------------
           RECREATION, OTHER CONSUMER
           GOODS                            2.29%
      200  S.M.H. AG - Registered                      139,279
                                                   ------------
           TRANSPORTATION - AIRLINES        1.87%
      124  Swissair - Registered*                      113,584
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $5,985,680)                       6,071,804
                                                   ------------
           TOTAL INVESTMENTS
             (COST $5,985,680)(DAGGER)   100.00%    $6,071,804
                                         =======    ==========
--------------------
*  Non-income producing security.
(DAGGER) Aggregate cost for Federal income tax purposes is $6,006,772.
         The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $  171,860
           Excess of tax cost over value              (106,828)
                                                    -----------
                                                     $  65,032
                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS   FOREIGNFUND, INC.
=================================================

UNITED KINGDOM INDEX SERIES


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------  -----------                                  -----
           COMMON STOCK - BASKET          100.00%
           AEROSPACE & MILITARY TECHNOLOGY  1.40%
    7,830  British Aerospace Plc*                   $  121,771
   28,260  Rolls-Royce Plc                              98,058
                                                   ------------
                                                       219,829
                                                   ------------
           BANKING                         12.62%
   22,440  Abbey National  Plc                         207,286
   25,530  Barclays Plc                                362,722
   15,420  HSBC Holdings Plc (75p)                     270,780
   30,840  HSBC Plc ($HK10)                            529,268
   89,370  Lloyds Bank TSB Group Plc                   523,820
   12,150  Royal Bank of Scotland Plc                   92,483
                                                   ------------
                                                     1,986,359
                                                   ------------
           BEVERAGES & TOBACCO              2.60%
   38,160  Guinness Plc                                285,397
   11,670  Scottish & Newcastle Plc                    123,577
                                                   ------------
                                                       408,974
                                                   ------------
           BROADCASTING & TOBACCO           3.61%
   27,060  British Sky Broadcasting Plc                241,715
   11,250  Pearson Plc                                 120,009
   11,520  Reed International Plc                      206,616
                                                   ------------
                                                       568,340
                                                   ------------
           BUILDING MATERIALS & COMPONENTS  2.89%
   16,260  Blue Circle Industries Plc                   93,652
    9,060  BPB Industries Plc                           50,625
    4,770  Hepworth Plc                                 20,614
    9,720  Redland  Plc                                 66,619
    5,070  RMC Group Plc                                85,306
   11,850  Williams Holdings Plc                        65,474
    9,990  Wolseley British Plc                         72,138
                                                   ------------
                                                       454,428
                                                   ------------
           BUSINESS & PUBLIC SERVICES       3.75%
    5,520  Anglian Water Plc                            50,386
    3,360  De la Rue Plc                                33,611
   29,040  Reuters Holdings Plc                        338,606
    8,100  Thames Water Plc                             70,455
   10,290  United Utilities Plc                         97,465
                                                   ------------
                                                       590,523
                                                   ------------
           CHEMICALS                        2.16%
    8,220  Boc Group Plc                               111,519
   10,860  Courtaulds Plc                               73,244
   12,270  Imperial Chemical Industries Plc            155,054
                                                   ------------
                                                       339,817
                                                   ------------
           CONSTRUCTION & HOUSING           0.16%
    9,330  Taylor Woodrow Plc                           24,864
                                                   ------------
           ELECTRICAL & ELECTRONICS         1.81%
   47,280  General Electric Company Plc                284,879
                                                   ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    0.20%
    4,650  Bowthrope Plc                                31,761
                                                   ------------
           ENERGY SOURCES                   6.60%
   94,290  British Petroleum Company Plc               914,464
    3,870  Burmah Castrol Plc                           63,422
   20,280  LASMO Plc                                    61,493
                                                   ------------
                                                     1,039,379
                                                   ------------


-------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           FINANCIAL SERVICES               0.84%
    3,420  Mercury Asset Management Group Plc        $  52,546
    3,660  Schroder Plc                                 79,373
                                                   ------------
                                                       131,919
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS        5.54%
   19,470  Associated British Foods Plc                121,270
   17,520  Cadbury Schweppes Plc                       140,479
   39,630  Grand Metropolitan Plc                      293,604
   14,640  Unilever Plc                                290,491
    7,950  United Biscuits Holdings Plc                 25,721
                                                   ------------
                                                       871,565
                                                   ------------
           FOREST PRODUCTS & PAPER          0.63%
   14,700  Arjo Wiggins Appleton Plc                    42,506
    9,480  Rexam Plc                                    56,306
                                                   ------------
                                                        98,812
                                                   ------------
           HEALTH & PERSONAL CARE          11.18%
   58,920  Glaxo Wellcome  Plc                         845,404
   45,666  Smithkline Beecham Plc                      533,892
   15,930  Zeneca Plc                                  380,948
                                                   ------------
                                                     1,760,244
                                                   ------------
           INDUSTRIAL COMPONENTS            1.09%
   10,830  BBA Group Plc                                55,183
   10,290  BICC Plc                                     53,799
   16,860  Lucas Industries Plc                         62,982
                                                   ------------
                                                       171,964
                                                   ------------
           INSURANCE                        3.87%
   15,060  Commercial Union Plc                        139,114
    9,180  General Accident Plc                         94,197
    8,490  Legal & General Group Plc                    95,676
   39,060  Prudential Corporation Plc                  263,739
    8,310  Sedgwick Group Plc                           15,716
                                                   ------------
                                                       608,442
                                                   ------------
           LEISURE & TOURISM                3.78%
   17,640  Bass                                        229,393
    4,950  Carlton Communications Plc                   37,098
   10,200  Granada Group Plc                           138,940
   22,440  Ladbroke Group Plc                           73,129
   16,710  Rank Organisation Plc                       117,007
                                                   ------------
                                                       595,567
                                                   ------------
           MACHINERY & ENGINEERING          1.07%
   10,260  GKN Plc                                     168,542
                                                   ------------
           MERCHANDISING                    9.32%
   17,010  Boots Company Plc                           165,768
   18,330  Great Universal Stores Plc*                 186,653
   13,050  Kingfisher Plc                              133,601
   52,050  Marks & Spencer Plc                         400,669
    9,270  Next Plc                                     84,109
   21,360  Safeway Plc                                 113,845
   32,490  Sainsbury (J) Plc                           197,795
   39,090  Tesco Plc                                   185,126
                                                   ------------
                                                     1,467,566
                                                   ------------
           METALS - NON FERROUS             1.67%
   17,640  RTZ Corporation Plc*                        262,755
                                                   ------------
           METALS - STEEL                   0.58%
   31,560  British Steel Plc                            91,751
                                                   ------------

                 See accompanying notes to financial statements.

AUGUST 31, 1996

PORTFOLIO OF INVESTMENTS                                      FOREIGN FUND, INC.
===============================================================================

UNITED KINGDOM INDEX SERIES (CONTINUED)


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    0.68%
   11,430  Caradon Plc                              $   39,660
   21,240  Pilkington Plc                               67,060
                                                   ------------
                                                       106,720
                                                   ------------
           MULTI-INDUSTRY                   6.45%
   54,150  B.A.T. Industries Plc                       364,360
   68,760  BTR Plc                                     274,053
   94,050  Hanson Plc                                  231,525
   13,650  Lonhro Plc                                   37,336
   12,660  TI Group Plc                                108,535
                                                   ------------
                                                     1,015,809
                                                   ------------
           REAL ESTATE                      1.62%
   10,890  British Land Corporation Plc                 78,297
   11,490  Land Securities Plc                         122,390
    7,890  MEPC Plc                                     53,583
                                                   ------------
                                                       254,270
                                                   ------------
           RECREATION, OTHER CONSUMER
             GOODS                          1.42%
    7,830  EMI Group Plc                               176,354
    7,830  Thorn Plc*                                   47,607
                                                   ------------
                                                       223,961
                                                   ------------
           TELECOMMUNICATIONS               6.95%
  105,150  British Telecommunications Plc              617,132
   40,350  Cable & Wireless Plc                        265,512
   55,770  Vodafone Group Plc                          210,512
                                                   ------------
                                                     1,093,156
                                                   ------------
           TEXTILES & APPAREL               0.30%
   19,170  Coats Viyella Plc                            47,491
                                                   ------------


--------------------------------------------------------------------------------
   NO. OF
   SHARES  SECURITY                                     VALUE
   ------- -----------                                  -----
           TRANSPORTATION - AIRLINES        0.95%
   18,180  British Airways Plc                      $  149,323
                                                   ------------
           TRANSPORTATION - SHIPPING        0.58%
   11,340  Peninsular & Oriental Steam NAV              91,103
                                                   ------------
           UTILITIES - ELECTRICAL & GAS     3.68%
   71,970  British Gas Plc                             230,040
    3,150  East Midlands Electric Plc                   28,359
   29,310  National Grid Plc                            79,712
   19,890  National Power Group Plc                    124,974
   14,820  Scottish Power Plc                           70,997
    4,320  Southern Electricity Plc                     45,341
                                                   ------------
                                                       579,423
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $14,876,592)                     15,739,536
                                                   ------------
           COMMON STOCK - NON-BASKET        0.00%
           HEALTH & PERSONAL CARE           0.00%
       13  Smithkline Beecham Plc                          152
                                                   ------------
           TOTAL COMMON STOCK -
             NON-BASKET (Cost $133)                        152
                                                   ------------
           TOTAL INVESTMENTS
             (COST $14,876,725)(DAGGER)   100.00%  $15,739,688
                                          =======  ============
--------------------
*  Non-income producing security.
(DAGGER) Aggregate cost for Federal income tax purposes is $14,902,260. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 1,053,911
           Excess of tax cost over value              (216,483)
                                                    -----------
                                                    $  837,428
                                                    ============


                 See accompanying notes to financial statements.

AUGUST 31, 1996

STATEMENTS OF ASSETS AND LIABILITIES                         FOREIGN FUND, INC.
================================================================================

                                              AUSTRALIA      AUSTRIA      BELGIUM     CANADA      FRANCE      GERMANY     HONG KONG
                                                INDEX         INDEX        INDEX       INDEX       INDEX       INDEX        INDEX
                                               SERIES        SERIES       SERIES      SERIES      SERIES      SERIES       SERIES
                                             -----------   -----------  ---------- -----------  ----------- -----------  ----------
ASSETS
  Investments, at value                      $12,049,239   $13,307,320  $1,832,666 $13,677,248  $22,580,142 $28,544,003  $7,819,114
  Cash                                            83,065       186,991       1,936      86,106      299,339      82,500       6,141
  Dividends receivable                            11,325        11,535       4,021      21,828       73,005       8,567      21,040
  Interest receivable                                686           401          16          89          383       1,095         467
  Receivable for securities sold                      --            --          --          --       18,364          --          --
  Receivable for shares sold                   2,017,965     1,037,517     605,644   1,055,723    2,551,724  16,353,147          --
  Deferred organization cost                     103,246        76,744      33,565      72,956      199,982     189,983      53,039
  Prepaid expenses                                 3,580         2,576       1,014       2,412        7,580       7,131       1,788
                                             -----------   -----------  ---------- -----------  ----------- -----------  ----------
      Total assets                            14,269,106    14,623,084   2,478,862  14,916,362   25,730,519  45,186,426   7,901,589
                                             -----------   -----------  ---------- -----------  ----------- -----------  ----------
LIABILITIES
  Liability for in-kind subscriptions          1,960,439     1,019,365     615,165   1,055,723    2,499,217  16,330,579          --
  Advisory fee payable                             2,357         2,873         289       2,920        2,684       3,659       1,625
  Administration fee payable                         708         1,809          --       1,839           --          53       1,009
  Distribution fee payable                         2,183         2,660         267       2,704        2,485       3,388       1,504
  Custody fee payable                              2,420         3,045       1,548       4,792        9,945       6,902       3,390
  Accrued expenses                                11,889        13,058       2,764      14,835       20,315      25,329       8,197
  Deferred organization cost payable              82,330        60,215      24,042      57,150      160,939     152,477      40,406
  Loan payable                                    30,000            --      35,000          --      105,000          --          --
                                             -----------   -----------  ---------- -----------  ----------- -----------  ----------
      Total liabilities                        2,092,326     1,103,025     679,075   1,139,963    2,800,585  16,522,387      56,131
                                             -----------   -----------  ---------- -----------  ----------- -----------  ----------
NET ASSETS
  Capital stock, $0.001 par value                  1,200         1,300         120       1,300        1,801       2,101         601
  Paid-in capital                             11,931,054    14,696,778   1,775,527  13,743,951   23,036,770  28,355,338   7,897,650
  Accumulated net investment income/(loss)       (34,085)        5,240      (5,884)      5,167        7,522      13,453      (4,432)
  Accumulated net realized gain/(loss)
    on investments                                   --         (6,187)       (943)         --           --          --          --
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated
    in foreign currencies                        278,611    (1,177,072)     30,967      25,981     (116,159)    293,147     (48,361)
                                             -----------   -----------  ---------- -----------  ----------- -----------  ----------
  Net Assets                                 $12,176,780   $13,520,059  $1,799,787 $13,776,399  $22,929,934 $28,664,039  $7,845,458
                                             ===========   ===========  ========== ===========  =========== ===========  ==========
  Shares of common stock issued
    and outstanding                            1,200,030     1,300,030     120,030   1,300,030    1,801,000   2,101,000     601,000
                                             ===========   ===========  ========== ===========  =========== ===========  ==========
  Net Asset Value Per Share                  $     10.15   $     10.40  $    14.99 $     10.60  $     12.73 $     13.64  $    13.05
                                             ===========   ===========  ========== ===========  =========== ===========  ==========

                                                                                     MEXICO                SINGAPORE
                                                 ITALY        JAPAN     MALAYSIA     (FREE)   NETHERLANDS   (FREE)      SPAIN
                                                 INDEX        INDEX       INDEX       INDEX      INDEX       INDEX      INDEX
                                                SERIES       SERIES      SERIES      SERIES     SERIES      SERIES     SERIES
                                              ----------- ------------ ----------  ---------- ----------  ---------- ----------
ASSETS
  Investments, at value                       $34,795,502 $102,626,150 $9,275,161  $5,681,785 $6,735,133  $8,924,986 $4,120,826
  Cash                                            378,318      597,681     36,381      75,162    205,151     162,065     66,173
  Dividends receivable                                 --       20,361      6,979          --     20,656       7,667      4,185
  Interest receivable                               3,314        3,913         28          87        708          71        157
  Receivable for securities sold                       --           --         --          --         --          --         --
  Receivable for shares sold                    2,093,444    8,797,346  1,036,028          --         --   1,138,707  1,063,858
  Deferred organization cost                      100,757      419,197     56,230      56,806     47,594      66,768     83,312
  Prepaid expenses                                  3,456       16,297      1,820       1,880      1,449       2,207      2,998
                                              ----------- ------------ ----------  ---------- ----------  ---------- ----------
      Total assets                             37,374,791  112,480,945 10,412,627   5,815,720  7,010,691  10,302,471  5,341,509
                                              ----------- ------------ ----------  ---------- ----------  ---------- ----------
LIABILITIES
  Liability for in-kind subscriptions           2,069,385    8,797,346  1,020,487          --         --   1,105,263  1,030,646
  Advisory fee payable                              6,531       22,633      1,728       1,326      1,608         293        742
  Administration fee payable                        4,112       14,251      1,081         394        880       1,149         --
  Distribution fee payable                          6,047       20,957      1,600       1,227      1,489       1,690        687
  Custody fee payable                              12,041       13,574     17,007       3,783      2,091      21,981     10,645
  Accrued expenses                                 27,487      106,716      9,441       6,441      6,553      13,099      6,525
  Deferred organization cost payable               79,479      341,524     43,363      43,815     36,251      51,978     64,888
  Loan payable                                         --           --         --          --         --          --         --
                                              ----------- ------------ ----------  ---------- ----------  ---------- ----------
      Total liabilities                         2,205,082    9,317,001  1,094,707      56,986     48,872   1,195,453  1,114,133
                                              ----------- ------------ ----------  ---------- ----------  ---------- ----------
NET ASSETS
  Capital stock, $0.001 par value                   2,550        7,201        675         500        401         800        300
  Paid-in capital                              36,882,237  111,901,662  9,229,300   5,198,163  6,594,813   9,703,783  4,076,622
  Accumulated net investment income/(loss)        (42,495)       4,047      2,970       3,858      3,182       3,716      6,089
  Accumulated net realized gain/(loss)
    on investments                                 (3,346)          --         --          --     (2,467)    (77,971)       156
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated
    in foreign currencies                      (1,669,237)  (8,748,966)    84,975     556,213    365,890    (523,310)   144,209
                                              ----------- ------------ ----------  ---------- ----------  ---------- ----------
  Net Assets                                  $35,169,709 $103,163,944 $9,317,920  $5,758,734 $6,961,819  $9,107,018 $4,227,376
                                              =========== ============ ==========  ========== ==========  ========== ==========
  Shares of common stock issued
    and outstanding                             2,550,030    7,201,000    675,030     500,030    401,000     800,030    300,030
                                              =========== ============ ==========  ========== ==========  ========== ==========
  Net Asset Value Per Share                   $     13.79 $      14.33 $    13.80  $    11.52 $    17.36  $    11.38 $    14.09
                                              =========== ============ ==========  ========== ==========  ========== ==========

                                                                         UNITED
                                                 SWEDEN   SWITZERLAND   KINGDOM
                                                  INDEX      INDEX       INDEX
                                                 SERIES     SERIES      SERIES
                                              ----------  ----------- -----------
ASSETS
  Investments, at value                       $4,457,590  $6,071,804  $15,739,688
  Cash                                             6,515      33,474       26,196
  Dividends receivable                                --      15,691      117,640
  Interest receivable                                165         149          145
  Receivable for securities sold                      --          --          987
  Receivable for shares sold                   1,107,301   1,548,216    2,638,269
  Deferred organization cost                      54,267     123,789      119,325
  Prepaid expenses                                 2,456       4,553        5,727
                                              ----------  ----------  -----------
      Total assets                             5,628,294   7,797,676   18,647,977
                                              ----------  ----------  -----------
LIABILITIES
  Liability for in-kind subscriptions          1,119,535   1,527,338    2,625,641
  Advisory fee payable                               756       1,062        3,013
  Administration fee payable                          --          --           --
  Distribution fee payable                           700         983        2,790
  Custody fee payable                                193       3,051        6,407
  Accrued expenses                                 6,097       8,913       20,425
  Deferred organization cost payable              41,039      98,124       94,459
  Loan payable                                    60,000          --      105,000
                                              ----------  ----------  -----------
      Total liabilities                        1,228,320   1,639,471    2,857,735
                                              ----------  ----------  -----------
NET ASSETS
  Capital stock, $0.001 par value                    300         501        1,201
  Paid-in capital                              4,125,250   6,099,525   14,941,861
  Accumulated net investment income/(loss)       (15,400)      7,552      (17,085)
  Accumulated net realized gain/(loss)
    on investments                                    --     (36,109)          --
  Net unrealized appreciation/(depreciation)
    on investments and translation of other
    assets and liabilities denominated
    in foreign currencies                        289,824      86,736      864,265
                                              ----------  ----------  -----------
  Net Assets                                  $4,399,974  $6,158,205  $15,790,242
                                              ==========  ==========  ===========
  Shares of common stock issued
    and outstanding                              300,030     501,000    1,201,000
                                              ==========  ==========  ===========
  Net Asset Value Per Share                   $    14.67  $    12.29  $     13.15
                                              ==========  ==========  ===========

                 See accompanying notes to financial statements.

                                   44 & 45

FOR THE PERIOD MARCH 12, 1996* THROUGH AUGUST 31, 1996


STATEMENTS OF OPERATIONS                                      FOREIGN FUND, INC.
================================================================================

                                        AUSTRALIA    AUSTRIA    BELGIUM      CANADA      FRANCE       GERMANY     HONG KONG
                                          INDEX       INDEX      INDEX        INDEX       INDEX        INDEX        INDEX
                                         SERIES      SERIES     SERIES       SERIES      SERIES       SERIES       SERIES
                                        --------   ----------   -------     --------    --------     --------     ---------
INVESTMENT INCOME:
  Dividends (net of foreign
    withholding taxes)                  $138,877   $   84,425   $59,588     $112,885    $243,047     $155,019      $106,954
  Interest                                 5,866        3,483       698          948       1,930        7,196         2,577
                                        --------   ----------   -------     --------    --------     --------     ---------
      Total investment income            144,743       87,908    60,286      113,833     244,977      162,215       109,531
                                        --------   ----------   -------     --------    --------     --------     ---------
EXPENSES:
  Advisory fees                           10,350        9,748     2,045       13,800      14,503       16,309         7,597
  Administration fees                      6,524        6,123     1,289        8,682       9,081       10,284         4,793
  Distribution fees                        9,583        9,026     1,894       12,780      13,429       15,100         7,034
  Custodian fees and expenses              5,683        6,262     3,857        4,228      10,775        6,267         3,657
  Transfer agent fees                        583          714       629          629         614          598           661
  Directors' fees                          3,989        3,359       915        4,662       6,532        6,720         2,678
  Professional fees                        7,930        7,375     1,963       10,905      13,452       15,263         6,045
  Federal and state registration
    fees                                   4,393        5,345       657        5,047       8,210       10,242         2,898
  Amortization of deferred
    organization costs                     3,349        2,489     1,089        2,366       6,486        6,162         1,720
  Insurance                                3,190        2,296       903        2,148       6,756        6,356         1,591
  Printing                                 1,387          931       361        1,956       2,389        2,316         1,045
  Licensing fees                           1,150        1,083       227        1,534       1,612        1,812           844
  Amex listing fee                           340          306        72          422         514          554           238
  Miscellaneous expenses                   2,985        1,669     1,513        4,792       4,918        4,152         2,220
                                        --------   ----------   -------     --------    --------     --------     ---------
     Total expenses before waiver         61,436       56,726    17,414       73,951      99,271      102,135        43,021
      Less: Fees waived                     (340)        (306)      (72)        (422)       (514)        (554)         (238)
                                        --------   ----------   -------     --------    --------     --------     ---------
      Total expenses after waiver         61,096       56,420    17,342       73,529      98,757      101,581        42,783
                                        --------   ----------   -------     --------    --------     --------     ---------
  Net investment income/(loss)            83,647       31,488    42,944       40,304     146,220       60,634        66,748
                                        --------   ----------   -------     --------    --------     --------     ---------
NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY RELATED TRANSACTIONS AND
  TRANSLATION OF OTHER ASSETS AND
  LIABILITIES DENOMINATED IN FOREIGN
  CURRENCIES:
  Net realized gain/(loss) on
    investments                           24,823       27,793     5,147        3,392       8,421       14,044         3,153
  Net realized gain/(loss) on
    investments on in-kind
    redemptions                               --       57,688    12,517       68,111     573,003      (55,306)       40,285
  Net realized gain/(loss) on foreign
    currency related transactions         (1,056)        (194)      383            7       2,141          990            (8)
                                        --------   ----------   -------     --------    --------     --------     ---------
                                          23,767       85,287    18,047       71,510     583,565      (40,272)       43,430
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies    278,611   (1,177,072)   30,967       25,981    (116,159)     293,147       (48,361)
                                        --------   ----------   -------     --------    --------     --------     ---------
Net realized and unrealized gain/
  (loss) on investments and
  foreign currency related
  transactions and translation
  of other assets and liabilities
  denominated in foreign currencies      302,378   (1,091,785)   49,014       97,491     467,406      252,875        (4,931)
                                        --------   ----------   -------     --------    --------     --------     ---------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $386,025  $(1,060,297)  $91,958     $137,795    $613,626     $313,509      $ 61,817
                                        ========  ===========   =======     ========    ========     ========      ========

                                                                               MEXICO                SINGAPORE
                                          ITALY        JAPAN       MALAYSIA    (FREE)   NETHERLANDS   (FREE)      SPAIN
                                          INDEX        INDEX         INDEX      INDEX      INDEX       INDEX      INDEX
                                         SERIES       SERIES        SERIES     SERIES     SERIES      SERIES     SERIES
                                        ---------   -----------    --------   --------  -----------  ---------  --------
INVESTMENT INCOME:
  Dividends (net of foreign
    withholding taxes)                  $ 453,211   $   112,954    $33,790    $ 35,713    $ 89,150  $  69,738   $ 82,915
  Interest                                 27,400        25,975        645         457       3,772      1,816      3,762
                                        ---------   -----------    -------    --------    --------  ---------   --------
      Total investment income             480,611       138,929     34,435      36,170      92,922     71,554     86,677
                                        ---------   -----------    -------    --------    --------  ---------   --------
EXPENSES:
  Advisory fees                            25,345       105,230      7,550       5,552       5,510      8,578      6,162
  Administration fees                      15,927        66,484      4,761       3,503       3,475      5,412      3,858
  Distribution fees                        23,467        97,436      6,990       5,141       5,102      7,943      5,706
  Custodian fees and expenses              14,974        35,384      3,355       5,461       4,191      5,377      4,648
  Transfer agent fees                         661           676        598         567         598        645        598
  Directors' fees                           8,152        35,571      2,712       2,119       1,937      3,091      2,781
  Professional fees                        17,073        80,272      5,903       4,226       4,312      6,545      5,951
  Federal and state registration
    fees                                   13,379        41,163      3,371       1,941       2,432      3,571      1,478
  Amortization of deferred
    organization costs                      3,268        13,596      1,824       1,842       1,544      2,166      2,702
  Insurance                                 3,079        14,525      1,622       1,676       1,292      1,968      2,673
  Printing                                  2,770        13,343      1,080         741         606      1,164      1,129
  Licensing fees                            2,816        11,692        839         617         612        953        685
  Amex listing fee                            767         3,231        239         181         174        272        217
  Miscellaneous expenses                    3,409        19,106      3,707       2,622       1,613      2,142      1,721
                                        ---------   -----------    -------    --------    --------  ---------   --------
     Total expenses before waiver         135,087       537,709     44,551      36,189      33,398     49,827     40,309
      Less: Fees waived                      (767)       (3,231)      (239)       (181)       (174)      (272)      (217)
                                        ---------   -----------    -------    --------    --------  ---------   --------
      Total expenses after waiver         134,320       534,478     44,312      36,008      33,224     49,555     40,092
                                        ---------   -----------    -------    --------    --------  ---------   --------
  Net investment income/(loss)            346,291      (395,549)    (9,877)        162      59,698     21,999     46,585
                                        ---------   -----------    -------    --------    --------  ---------   --------
NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY RELATED TRANSACTIONS AND
  TRANSLATION OF OTHER ASSETS AND
  LIABILITIES DENOMINATED IN FOREIGN
  CURRENCIES:
  Net realized gain/(loss) on
    investments                           338,824       174,395      3,874          --      32,030    (77,255)    29,410
  Net realized gain/(loss) on
    investments on in-kind
    redemptions                            63,591            --         --          --          --    (43,489)   208,077
  Net realized gain/(loss) on foreign
    currency related transactions           8,698        (6,564)        (7)       (165)       (188)        82        907
                                        ---------   -----------    -------    --------    --------  ---------   --------
                                          411,113       167,831      3,867        (165)     31,842   (120,662)   238,394
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies  (1,669,237)   (8,748,966)    84,975     556,213     365,890   (523,310)   144,209
                                        ---------   -----------    -------    --------    --------  ---------   --------
Net realized and unrealized gain/
  (loss) on investments and
  foreign currency related
  transactions and translation
  of other assets and liabilities
  denominated in foreign currencies     (1,258,124)  (8,581,135)    88,842     556,048     397,732   (643,972)   382,603
                                        ---------   -----------    -------    --------    --------  ---------   --------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS             $(911,833)  $(8,976,684)   $78,965    $556,210    $457,430  $(621,973)  $429,188
                                        =========   ===========    =======    ========    ========  =========   ========

                                                                  UNITED
                                           SWEDEN   SWITZERLAND   KINGDOM
                                            INDEX      INDEX       INDEX
                                           SERIES     SERIES      SERIES
                                          --------  ----------- ----------
INVESTMENT INCOME:
  Dividends (net of foreign
    withholding taxes)                    $ 78,624    $97,531   $  280,838
  Interest                                   1,850      2,317        2,002
                                          --------    -------   ----------
      Total investment income               80,474     99,848      282,840
                                          --------    -------   ----------
EXPENSES:
  Advisory fees                              4,522      8,392       14,599
  Administration fees                        2,878      5,251        9,200
  Distribution fees                          4,187      7,770       13,517
  Custodian fees and expenses                1,832      7,358        3,785
  Transfer agent fees                          598        583          583
  Directors' fees                            1,987      3,893        6,026
  Professional fees                          4,299      8,533       13,570
  Federal and state registration
    fees                                     1,512      2,325        5,499
  Amortization of deferred
    organization costs                       1,760      4,015        3,870
  Insurance                                  2,189      4,058        5,102
  Printing                                     678      1,546        2,561
  Licensing fees                               502        932        1,622
  Amex listing fee                             158        301          496
  Miscellaneous expenses                     2,423      1,853        7,176
                                          --------    -------   ----------
     Total expenses before waiver           29,525     56,810       87,606
      Less: Fees waived                       (158)      (301)        (496)
                                          --------    -------   ----------
      Total expenses after waiver           29,367     56,509       87,110
                                          --------    -------   ----------
  Net investment income/(loss)              51,107     43,339      195,730
                                          --------    -------   ----------
NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY RELATED TRANSACTIONS AND
  TRANSLATION OF OTHER ASSETS AND
  LIABILITIES DENOMINATED IN FOREIGN
  CURRENCIES:
  Net realized gain/(loss) on
    investments                             27,507    (36,109)         987
  Net realized gain/(loss) on
    investments on in-kind
    redemptions                             67,281    (70,863)     103,343
  Net realized gain/(loss) on foreign
    currency related transactions               49        (67)       2,316
                                          --------    -------   ----------
                                            94,837   (107,039)     106,646
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies      289,824     86,736      864,265
                                          --------    -------   ----------
Net realized and unrealized gain/
  (loss) on investments and
  foreign currency related
  transactions and translation
  of other assets and liabilities
  denominated in foreign currencies        384,661    (20,303)     970,911
                                          --------    -------   ----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $435,768    $23,036   $1,166,641
                                          ========    =======   ==========

--------
*Commencement of operations.

                 See accompanying notes to financial statements.

                                   46 & 47

FOR THE PERIOD MARCH 12, 1996* THROUGH AUGUST 31, 1996

STATEMENTS OF CHANGES IN NET ASSETS                           FOREIGN FUND, INC.
===============================================================================


                                             AUSTRALIA     AUSTRIA      BELGIUM    CANADA       FRANCE      GERMANY     HONG KONG
                                               INDEX        INDEX        INDEX      INDEX        INDEX       INDEX        INDEX
                                              SERIES       SERIES       SERIES     SERIES       SERIES      SERIES       SERIES
                                            -----------  -----------  ---------- -----------  ----------- -----------  ----------
OPERATIONS:
  Net investment income/(loss)             $    83,647   $    31,488  $   42,944 $    40,304   $  146,220 $    60,634  $   66,748
  Net realized gain/(loss) on
    investments and foreign currency
    related transactions                        23,767        85,287      18,047      71,510      583,565     (40,272)     43,430
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currencies                                 278,611    (1,177,072)     30,967      25,981     (116,159)    293,147     (48,361)
                                           -----------   -----------  ---------- -----------  ----------- -----------  ----------
    Net increase/(decrease) in net
      assets resulting from operations         386,025    (1,060,297)     91,958     137,795      613,626     313,509      61,817
                                           -----------   -----------  ---------- -----------  ----------- -----------  ----------
DISTRIBUTIONS:
  Net investment income.                       (83,647)      (26,054)    (42,944)    (35,145)    (140,840)    (48,171)    (66,748)
  In excess of net investment income           (47,153)       (7,923)     (7,116)     (7,532)     (20,645)    (19,615)     (9,901)
  Net realized gains                           (21,359)      (33,980)     (5,241)     (3,392)      (8,421)         --      (3,153)
  In excess of net realized gains                   --            --          --          --           --     (14,044)         --
  Return of capital                            (34,847)     (100,047)         --      (3,132)    (329,606)   (132,489)    (24,346)
                                           -----------   -----------  ---------- -----------  ----------- -----------  ----------
    Net decrease in net assets from
      distributions                           (187,006)     (168,004)    (55,301)    (49,201)    (499,512)   (214,319)   (104,148)
                                           -----------   -----------  ---------- -----------  ----------- -----------  ----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares      11,977,456    19,180,869   2,982,750  15,788,335   30,831,940  32,463,206   8,886,964
  Cost of shares redeemed                           --    (4,432,844) (1,220,075) (2,100,833)  (8,028,940) (3,911,977) (1,012,585)
                                           -----------   -----------  ---------- -----------  ----------- -----------  ----------
  Net increase in net assets derived
    from capital share transactions         11,977,456    14,748,025   1,762,675  13,687,502   22,803,000  28,551,229   7,874,379
                                           -----------   -----------  ---------- -----------  ----------- -----------  ----------
  Total increase in net assets              12,176,475    13,519,724   1,799,332  13,776,096   22,917,114  28,650,419   7,832,048

NET ASSETS:
  Beginning of period                              305           335         455         303       12,820      13,620      13,410
                                           -----------   -----------  ---------- -----------  ----------- -----------  ----------
  End of period                            $12,176,780   $13,520,059  $1,799,787 $13,776,399  $22,929,934 $28,664,039  $7,845,458
                                           ===========   ===========  ========== ===========  =========== ===========  ==========

--------
* Commencement of operations.

Capital Share Transactions:
  Shares sold                                1,200,000     1,700,000     200,000   1,500,000    2,400,000   2,400,000     675,000
  Shares redeemed                                   --      (400,000)    (80,000)   (200,000)    (600,000)   (300,000)    (75,000)
                                           -----------   -----------  ---------- -----------  ----------- -----------  ----------
      Net increase in shares                 1,200,000     1,300,000     120,000   1,300,000    1,800,000   2,100,000     600,000
                                           ===========   ===========  ========== ===========  =========== ===========  ==========

                                                                                    MEXICO               SINGAPORE
                                               ITALY        JAPAN      MALAYSIA     (FREE)   NETHERLANDS   (FREE)       SPAIN
                                               INDEX        INDEX        INDEX       INDEX      INDEX       INDEX       INDEX
                                              SERIES       SERIES       SERIES      SERIES     SERIES      SERIES      SERIES
                                            ----------- ------------  ----------  ---------- ----------  ----------  ----------
OPERATIONS:
  Net investment income/(loss)             $    346,291 $   (395,549) $  (9,877)  $     162  $  59,698   $  21,999   $  46,585
  Net realized gain/(loss) on
    investments and foreign currency
    related transactions                        411,113      167,831      3,867        (165)    31,842    (120,662)    238,394
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currencies                               (1,669,237)  (8,748,966)    84,975     556,213    365,890    (523,310)    144,209
                                            ----------- ------------ ----------  ---------- ----------  ----------  ----------
    Net increase/(decrease) in net
      assets resulting from operations         (911,833)  (8,976,684)    78,965     556,210    457,430    (621,973)    429,188
                                            ----------- ------------ ----------  ---------- ----------  ----------  ----------
DISTRIBUTIONS:
  Net investment income.                       (346,291)          --         --          --    (56,328)    (19,081)    (41,405)
  In excess of net investment income            (78,413)          --         --      (2,004)    (4,914)     (6,120)         --
  Net realized gains                           (325,362)          --         --          --    (31,842)         --     (29,254)
  In excess of net realized gains                    --           --         --          --     (2,655)         --          --
  Return of capital                            (195,546)          --     (4,200)     (5,496)   (37,393)         --          --
                                            ----------- ------------ ----------  ---------- ----------  ----------  ----------
    Net decrease in net assets from
      distributions                            (945,612)          --     (4,200)    (7,500)   (133,132)    (25,201)    (70,659)
                                            ----------- ------------ ----------  ---------- ----------  ----------  ----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares       39,202,785  112,125,708  9,242,755  5,209,737   6,621,571  10,940,175   7,091,661
  Cost of shares redeemed                    (2,176,057)          --         --         --          --  (1,186,369) (3,223,243)
                                            ----------- ------------ ----------  ---------- ----------  ----------  ----------
  Net increase in net assets derived
    from capital share transactions          37,026,728  112,125,708  9,242,755  5,209,737   6,621,571   9,753,806   3,868,418
                                            ----------- ------------ ----------  ---------- ----------  ----------  ----------
  Total increase in net assets               35,169,283  103,149,024  9,317,520  5,758,447   6,945,869   9,106,632   4,226,947

NET ASSETS:
  Beginning of period                               426       14,920        400        287      15,950         386         429
                                            ----------- ------------ ----------  ---------- ----------  ----------  ----------
  End of period                             $35,169,709 $103,163,944 $9,317,920 $5,758,734  $6,961,819  $9,107,018  $4,227,376
                                            =========== ============ ==========  ========== ==========  ==========  ==========

--------
* Commencement of operations.

Capital Share Transactions:
  Shares sold                                 2,700,000     7,200,000    675,000    500,000    400,000     900,000     525,000
  Shares redeemed                              (150,000)           --         --         --         --    (100,000)   (225,000)
                                            ----------- ------------ ----------  ---------- ----------  ----------  ----------
      Net increase in shares                  2,550,000    7,200,000   675,000      500,000    400,000     800,000     300,000
                                            =========== ============ ==========  ========== ==========  ==========  ==========

                                                                       UNITED
                                               SWEDEN   SWITZERLAND   KINGDOM
                                                INDEX      INDEX       INDEX
                                               SERIES     SERIES      SERIES
                                             ---------- ----------- -----------
OPERATIONS:
  Net investment income/(loss)               $  51,107   $  43,339  $   195,730
  Net realized gain/(loss) on
    investments and foreign currency
    related transactions                        94,837    (107,039)     106,646
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currencies                                 289,824      86,736      864,265
                                            ----------  ----------  -----------
    Net increase/(decrease) in net
      assets resulting from operations         435,768      23,036    1,166,641
                                            ----------  ----------  -----------
DISTRIBUTIONS:
  Net investment income.                       (51,107)    (35,720)    (195,730)
  In excess of net investment income           (16,685)         --      (31,721)
  Net realized gains                           (26,271)         --         (987)
  In excess of net realized gains                   --          --           --
  Return of capital                                 --          --      (26,817)
                                            ----------  ----------  -----------
    Net decrease in net assets from
      distributions                            (94,063)    (35,720)    (255,255)
                                            ----------  ----------  -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares       5,130,382  10,622,671   17,417,928
  Cost of shares redeemed                   (1,072,542) (4,464,972)  (2,551,512)
                                            ----------  ----------  -----------
  Net increase in net assets derived
    from capital share transactions          4,057,840   6,157,699   14,866,416
                                            ----------  ----------  -----------
  Total increase in net assets               4,399,545   6,145,015   15,777,802

NET ASSETS:
  Beginning of period                             429      13,190        12,440
                                            ----------  ----------  -----------
  End of period                             $4,399,974  $6,158,205  $15,790,242
                                            ==========  ==========  ===========

--------
* Commencement of operations.

Capital Share Transactions:
  Shares sold                                  375,000     875,000   1,400,000
  Shares redeemed                              (75,000)   (375,000)   (200,000)
                                            ----------  ----------  -----------
      Net increase in shares                   300,000     500,000    1,200,000
                                            ==========  ==========  ===========

                 See accompanying notes to financial statements.

                                   48 & 49

FOR THE PERIOD MARCH 12, 1996* THROUGH AUGUST 31, 1996

FINANCIAL HIGHLIGHTS                                         FOREIGN FUND, INC.
===============================================================================


(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                        AUSTRALIA    AUSTRIA    BELGIUM      CANADA      FRANCE       GERMANY     HONG KONG
                                          INDEX       INDEX      INDEX        INDEX       INDEX        INDEX        INDEX
                                         SERIES      SERIES     SERIES       SERIES      SERIES       SERIES       SERIES
                                        --------   ----------   -------     --------    --------     --------     ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning
    of period (1)                       $   9.95   $    10.91   $ 14.92     $  10.17    $  12.42     $  13.23     $   12.83
                                        --------   ----------   -------     --------    --------     --------     ---------
  Net investment income/
    (loss) (DAGGER)                         0.10         0.04      0.40         0.04        0.17         0.06          0.15
  Net realized and unrealized gain/
    (loss) on investments, foreign
    currency related transactions,
    and translation of other assets
    and liabilities denominated in
    foreign currencies                      0.29        (0.41)     0.36         0.43        0.45         0.47          0.27
                                        --------   ----------   -------     --------    --------     --------     ---------
      Net increase/(decrease) in net
        assets resulting from
        operations                          0.39        (0.37)     0.76         0.47        0.62         0.53          0.42
                                        --------   ----------   -------     --------    --------     --------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income     (0.08)       (0.02)    (0.54)       (0.03)      (0.09)       (0.03)        (0.13)
  Dividends from excess of net
    investment income                      (0.05)       (0.01)    (0.09)       (0.01)      (0.01)       (0.01)        (0.02)
  Distributions from net realized gains    (0.02)       (0.03)    (0.06)          --        0.00**         --         (0.01)
  Distributions from excess of net
    realized gains                            --           --        --         0.00**        --        (0.01)           --
  Return of capital                        (0.04)       (0.08)       --         0.00**     (0.21)       (0.07)        (0.04)
                                        --------   ----------   -------     --------    --------     --------     ---------
      Total dividends and distributions    (0.19)       (0.14)    (0.69)       (0.04)      (0.31)       (0.12)        (0.20)
                                        --------   ----------   -------     --------    --------     --------     ---------
  Net asset value, end of period        $  10.15   $    10.40   $ 14.99     $  10.60    $  12.73     $  13.64     $   13.05
                                        ========   ==========   =======     ========    ========     ========     =========
TOTAL INVESTMENT RETURN (2) (4)            3.88%       (3.39)%     5.01%        4.63%       4.95%        4.00%         3.22%

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)  $12,177      $13,520     $1,800      $13,776     $22,930      $28,664       $ 7,845
  Ratios of expenses to average
    net assets (3) (5)                     1.59%        1.56%      2.29%        1.44%       1.84%        1.68%         1.52%
  Ratios of net investment income/
    (loss) to average net
    assets (3) (5)                         2.18%        0.87%      5.67%        0.79%       2.72%        1.00%         2.37%
  Portfolio turnover (4)(6)                8.84%        9.60%      6.25%        0.00%       0.00%        0.00%         0.00%
  Average commission rate paid          $0.0085      $0.2986    $0.4327           --     $0.3956           --       $0.0007

 *  Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares
         outstanding throughout
         the period.
(1) Net asset value per share on
    March 12, 1996 (commencement
    of operations).
(2) Total investment return is
    calculated assuming a purchase
    of capital stock at net asset
    value per share on the first day
    and a sale at the net asset value
    per share on the last day of the
    period reported. Dividends and
    distributions, if any, are assumed,
    for purposes of this calculation,
    to be reinvested at the net asset
    value per share on the ex-dividend
    date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the
    American Stock Exchange. If
    such waivers had not been made
    the ratios of expenses to average
    net assets and ratios of net
    investment income/(loss) to average
    net assets would have been as follows:
      Ratios of expenses to average net
        assets before waivers (3)           1.60%        1.57%     2.30%        1.45%       1.85%        1.69%         1.53%
      Ratios of net investment income/
        (loss) to average net assets
        before waivers (3)                  2.17%        0.86%     5.66%        0.78%       2.71%        0.99%         2.36%
(6) Excludes portfolio securities received
    or delivered as a result of processing
    capital share transactions in
    Creation Unit(s).

                                                                                MEXICO                SINGAPORE
                                           ITALY        JAPAN       MALAYSIA    (FREE)   NETHERLANDS   (FREE)      SPAIN
                                           INDEX        INDEX         INDEX      INDEX      INDEX       INDEX      INDEX
                                          SERIES       SERIES        SERIES     SERIES     SERIES      SERIES     SERIES
                                         ---------   -----------    --------   --------  -----------  ---------  --------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning
    of period (1)                        $   13.62   $     14.79    $  13.24   $   9.95  $     15.91  $   12.24  $  13.28
                                         ---------   -----------    --------   --------  -----------  ---------  --------
  Net investment income/
    (loss) (DAGGER)                           0.25         (0.07)      (0.02)      0.00**       0.24       0.04      0.14
  Net realized and unrealized gain/
    (loss) on investments, foreign
    currency related transactions,
    and translation of other assets
    and liabilities denominated in
    foreign currencies                        0.31         (0.39)       0.59       1.59         1.54      (0.86)     0.98
                                         ---------   -----------    --------   --------  -----------  ---------  --------
      Net increase/(decrease) in net
        assets resulting from
        operations                            0.56         (0.46)       0.57       1.59         1.78      (0.82)     1.12
                                         ---------   -----------    --------   --------  -----------  ---------  --------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.14)           --          --         --        (0.14)     (0.03)    (0.18)
  Dividends from excess of net
    investment income                        (0.03)           --          --      (0.01)       (0.01)     (0.01)       --
  Distributions from net realized gains      (0.14)           --          --         --        (0.08)        --     (0.13)
  Distributions from excess of net
    realized gains                              --            --          --         --        (0.01)        --        --
  Return of capital                          (0.08)           --       (0.01)     (0.01)       (0.09)        --        --
                                         ---------   -----------    --------   --------  -----------  ---------  --------
      Total dividends and distributions      (0.39)           --       (0.01)     (0.02)       (0.33)     (0.04)    (0.31)
                                         ---------   -----------    --------   --------  -----------  ---------  --------
  Net asset value, end of period         $   13.79   $     14.33    $  13.80   $  11.52  $     17.36  $   11.38  $  14.09
                                         =========   ===========    ========   ========  ===========  =========  ========
TOTAL INVESTMENT RETURN (2) (4)               4.11%       (3.11)%       4.28%     15.93%       11.19%     (6.73)%    8.45%

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)     $35,170     $103,164      $ 9,318    $ 5,759      $ 6,962    $ 9,107   $ 4,227
  Ratios of expenses to average
    net assets (3) (5)                        1.43%        1.37%        1.58%      1.75%        1.63%      1.56%     1.76%
  Ratios of net investment income/
    (loss) to average net
    assets (3) (5)                            3.69%       (1.01)%      (0.35)%     0.01%        2.93%      0.69%     2.04%
  Portfolio turnover (4)(6)                  19.80%       21.54%        0.00%      0.00%        4.32%     26.29%     4.73%
  Average commission rate paid             $0.0046     $ 0.0152           --         --      $0.0651    $0.0118   $0.0723

 *  Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares
         outstanding throughout
         the period.
(1) Net asset value per share on
    March 12, 1996 (commencement
    of operations).
(2) Total investment return is
    calculated assuming a purchase
    of capital stock at net asset
    value per share on the first day
    and a sale at the net asset value
    per share on the last day of the
    period reported. Dividends and
    distributions, if any, are assumed,
    for purposes of this calculation,
    to be reinvested at the net asset
    value per share on the ex-dividend
    date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the
    American Stock Exchange. If
    such waivers had not been made
    the ratios of expenses to average
    net assets and ratios of net
    investment income/(loss) to average
    net assets would have been as following
      Ratios of expenses to average net
        assets before waivers (3)             1.44%         1.38%       1.59%      1.76%        1.64%      1.57%     1.77%
      Ratios of net investment income/
        (loss) to average net assets
        before waivers (3)                    3.68%       (1.02)%     (0.36)%      0.00%        2.92%      0.68%     2.03%
(6) Excludes portfolio securities received
    or delivered as a result of processing
    capital share transactions in
    Creation Unit(s).

                                                                  UNITED
                                           SWEDEN   SWITZERLAND   KINGDOM
                                            INDEX      INDEX       INDEX
                                           SERIES     SERIES      SERIES
                                          --------  ----------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning
    of period (1)                         $  13.22  $     12.07 $    12.14
                                          --------  ----------- ----------
  Net investment income/
    (loss) (DAGGER)                           0.20         0.08       0.21
  Net realized and unrealized gain/
    (loss) on investments, foreign
    currency related transactions,
    and translation of other assets
    and liabilities denominated in
    foreign currencies                        1.67         0.24       1.06
                                          --------  ----------- ----------
      Net increase/(decrease) in net
        assets resulting from
        operations                            1.87         0.32       1.27
                                          --------  ----------- ----------
LESS DISTRIBUTIONS
  Dividends from net investment income       (0.23)       (0.10)     (0.20)
  Dividends from excess of net
    investment income                        (0.07)          --      (0.03)
  Distributions from net realized gains      (0.12)          --       0.00**
  Distributions from excess of net
    realized gains                              --           --         --
  Return of capital                             --           --      (0.03)
                                          --------  ----------- ----------
      Total dividends and distributions      (0.42)       (0.10)     (0.26)
                                          --------  ----------- ----------
  Net asset value, end of period          $  14.67  $     12.29 $    13.15
                                          ========  =========== ==========
TOTAL INVESTMENT RETURN (2) (4)              14.13%        2.60%     10.41%

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)     $ 4,400      $ 6,158    $15,790
  Ratios of expenses to average
    net assets (3) (5)                        1.75%        1.82%      1.61%
  Ratios of net investment income/
    (loss) to average net
    assets (3) (5)                            3.05%        1.39%      3.62%
  Portfolio turnover (4)(6)                   5.87%       17.06%      0.00%
  Average commission rate paid             $0.0561      $0.7852         --

 *  Commencement of operations.
**  Less than one cent per share.
(DAGGER) Based on average shares
         outstanding throughout
         the period.
(1) Net asset value per share on
    March 12, 1996 (commencement
    of operations).
(2) Total investment return is
    calculated assuming a purchase
    of capital stock at net asset
    value per share on the first day
    and a sale at the net asset value
    per share on the last day of the
    period reported. Dividends and
    distributions, if any, are assumed,
    for purposes of this calculation,
    to be reinvested at the net asset
    value per share on the ex-dividend
    date.
(3) Annualized
(4) Not Annualized
(5) Includes voluntary waivers by the
    American Stock Exchange. If
    such waivers had not been made
    the ratios of expenses to average
    net assets and ratios of net
    investment income/(loss) to average
    net assets would have been as following
      Ratios of expenses to average net
        assets before waivers (3)             1.76%        1.83%     1.62%
      Ratios of net investment income/
        (loss) to average net assets
        before waivers (3)                    3.04%        1.38%     3.61%
(6) Excludes portfolio securities received or delivered as a result of processing capital share transactions in
    Creation Unit(s).

                 See accompanying notes to financial statements.

                                   50 & 51

NOTES TO FINANCIAL STATEMENTS
================================================================================


GENERAL

     Foreign Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 1, 1994, and commenced operations on March 12, 1996. The Fund is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open end management investment company.

     The shares of common stock of each Index Series are referred to as "World Equity Benchmark Shares" or "WEBS" and are traded on the American Stock Exchange, Inc. (the "AMEX") under the following symbols:

         INDEX SERIES                                            SYMBOL
         -------------                                          --------
         Australia Index Series                                   EWA
         Austria Index Series                                     EWO
         Belgium Index Series                                     EWK
         Canada Index Series                                      EWC
         France Index Series                                      EWQ
         Germany Index Series                                     EWG
         Hong Kong Index Series                                   EWH
         Italy Index Series                                       EWI
         Japan Index Series                                       EWJ
         Malaysia Index Series                                    EWM
         Mexico (Free) Index Series                               EWW
         Netherlands Index Series                                 EWN
         Singapore (Free) Index Series                            EWS
         Spain Index Series                                       EWP
         Sweden Index Series                                      EWD
         Switzerland Index Series                                 EWL
         United Kingdom Index Series                              EWU

     The investment objective of each of the Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). The MSCI Indices utilized by the Fund reflect the reinvestment of net dividends (except for the MSCI Mexico (Free) Index utilized by the Mexico (Free) Index Series, which reflects the reinvestment of gross dividends).

     Each Index Series of the Fund utilizes a "passive" or indexing investment approach to approximate the investment performance of its benchmark index through the use of quantitative analytical procedures.

     The Fund issues and redeems WEBS of each Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, WEBS are not redeemable securities of the Index Series. It is expected that the non-redeemable WEBS will trade on the AMEX during the day at prices that differ to some degree from their net asset value.

     The Depository Trust Company ("DTC") acts as the securities depository for the WEBS. WEBS are represented by global securities, registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

     Each of the Canada Index Series, the France Index Series, the Japan Index Series and the United Kingdom Index Series is classified as a "diversified" investment company under the Act. Each of the other Index Series is classified as a "non-diversified" investment company under the Act.

     The Index Series had no operations prior to their commencement of operations on March 12, 1996, other than the sale of the following Index Series shares to Funds Distributor, Inc. (the "Distributor") for the noted amounts:
Australia Index Series - 30 shares for proceeds of $305; Austria Index Series - 30 shares for proceeds of $335; Belgium Index Series - 30 shares for proceeds of $455; Canada Index Series - 30 shares for proceeds of $303; France Index Series
- 1,000 shares for proceeds of $12,820; Germany Index Series - 1,000 shares for proceeds of $13,620; Hong Kong Index Series - 1,000 shares for proceeds of $13,410; Italy Index Series - 30 shares for proceeds of $426; Japan Index Series
- 1,000 shares for proceeds of $14,920; Malaysia Index Series - 30 shares for proceeds of $400; Mexico (Free) Index Series - 30 shares for proceeds of $287; Netherlands Index Series - 1,000 shares for proceeds of $15,950; Singapore
(Free) Index Series - 30 shares for proceeds of $386; Spain Index Series - 30 shares for proceeds of $429; Sweden Index Series - 30 shares for proceeds of $429; Switzerland Index Series - 1,000 shares for proceeds of $13,190 and United Kingdom Index Series - 1,000 shares for proceeds of $12,440.

                                                             FOREIGN FUND, INC.
================================================================================


SIGNIFICANT ACCOUNTING POLICIES

     Each Index Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

PORTFOLIO VALUATION

     Investments are stated at value. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, or (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the-counter are valued at the last quoted bid price. Securities for which market values are not readily available, are carried at fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

TAX STATUS

     No provision is made for U.S. Federal income or excise taxes as it is each Index Series' intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

     If so elected, each Index Series' realized net foreign exchange losses and realized net capital losses incurred since the commencement of operations will be deemed to arise on the first business day of the following year. Each Index Series incurred and will elect to defer such losses as follows:

                                                            FOREIGN EXCHANGE              NET REALIZED CAPITAL
         INDEX SERIES                                            LOSSES                          LOSSES
         ------------                                       -----------------             --------------------
         Australia Index Series                                  $1,056                              --
         Austria Index Series                                    $  194                              --
         Belgium Index Series                                        --                              --
         Canada Index Series                                         --                              --
         France Index Series                                         --                              --
         Germany Index Series                                        --                              --
         Hong Kong Index Series                                   $   8                              --
         Italy Index Series                                          --                              --
         Japan Index Series                                      $6,564                              --
         Malaysia Index Series                                     $  7                              --
         Mexico (Free) Index Series                              $  165                              --
         Netherlands Index Series                                $  188                              --
         Singapore (Free) Index Series                               --                         $11,989
         Spain Index Series                                          --                              --
         Sweden Index Series                                         --                              --
         Switzerland Index Series                                $   67                         $15,017
         United Kingdom Index Series                                 --                              --

     If any Index Series owns shares in certain foreign investment entities, referred to, under U.S. tax law principles, as "passive foreign investment companies", the Index Series may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

FOREIGN CURRENCY TRANSLATION

     The books and records of the Index Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) Market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

     (ii) Purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

===============================================================================


     Foreign currency and assets and liabilities denominated in foreign currency are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time).

     The Index Series generally do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Index Series report certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller, less developed and have less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS

     Each Index Series intends to distribute, at least annually, to shareholders, substantially all of its net investment income, including foreign currency gains, if any, and any realized net capital gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     In addition, each Index Series intends to distribute at least annually, amounts representing the dividend yield on the underlying portfolio securities of each Index Series, net of expenses, as if such Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional WEBS.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. tax law principles, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within each Index Series' capital accounts based on their Federal tax treatment. Dividends and distributions which exceed net investment income and realized net capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and realized net capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital distributions.

     During the period ended August 31, 1996, each Index Series reclassified certain amounts from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences relating to net investment loss, return of capital, realized foreign currency gains and losses and gains and losses on in-kind redemptions.

                                                              FOREIGN FUND, INC.
================================================================================


ORGANIZATION COSTS

     A portion of the costs of organizing the Fund and registering its shares were paid by Morgan Stanley & Co. Incorporated ("Morgan Stanley") and will be reimbursed by each Index Series. These organization costs were allocated to each Index Series based on the net assets of each Index Series. Such organization costs have been deferred and are amortized ratably on the reverse sum of the years digits method over a period of sixty months from the commencement of operations. The amounts of deferred organization costs payable to Morgan Stanley at August 31, 1996 are as follows:

         INDEX SERIES
         -------------
         Australia Index Series                                 $ 72,096
         Austria Index Series                                   $ 49,058
         Belgium Index Series                                   $ 20,564
         Canada Index Series                                    $ 49,932
         France Index Series                                    $140,174
         Germany Index Series                                   $132,634
         Hong Kong Index Series                                 $ 35,079
         Italy Index Series                                     $ 69,106
         Japan Index Series                                     $298,107
         Malaysia Index Series                                  $ 37,870
         Mexico (Free) Index Series                             $ 38,252
         Netherlands Index Series                               $ 31,651
         Singapore (Free) Index Series                          $ 43,528
         Spain Index Series                                     $ 56,208
         Sweden Index Series                                    $ 35,398
         Switzerland Index Series                               $ 85,208
         United Kingdom Index Series                            $ 82,009

     If any of the shares initially issued to the Distributor are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by their pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

FEE ARRANGEMENTS

     The Fund has an Investment Management Agreement (the "Management Agreement") with Barclays Global Fund Advisors (the "Adviser"). The Adviser manages the investments of each of the Index Series. For its services to each Index Series, the Adviser receives fees based on the Fund's aggregate average daily net assets equal to .27% per annum up to aggregate net assets of $1.7 billion; plus .15% per annum of the aggregate net assets between $1.7 billion and $7 billion; plus .12% per annum of the aggregate net assets between $7 billion and $10 billion; plus .08% per annum of the aggregate net assets in excess of $10 billion.

     The Fund has an Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"). Under the Administration and Accounting Services Agreement, PFPC assists in supervising the operations of each Index Series. For its administrative services and Fund accounting services, PFPC is paid aggregate fees equal to each Index Series' allocable portion of: .10% per annum of the aggregate average daily net assets less than $3 billion, plus .09% per annum of the aggregate net assets between $3 billion and $5 billion, plus
 .08% per annum of the aggregate net assets between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets in excess of $10 billion ("Standard Fee Schedule").

     Pursuant to a revised fee schedule with the Fund, PFPC will charge an annual minimum fee of $850,000 for fiscal year one, $1,275,000 for fiscal year two, and $1,700,000 for fiscal year three and thereafter (based on an annual minimum of $50,000, $75,000 and $100,000 per Index Series, respectively). PFPC will cap its minimum fees at the annual rate of .17% of average daily net assets. Any resulting shortfall between the above required minimums and the asset based fee of .17% will be recouped as each Index Series' asset level reach the threshold to permit such recovery of fees. Once the aggregate minimum fees are recouped, the Standard Fee Schedule, including minimum fee rates, would apply, subject to the maximum charge of .17% of average daily net assets and future recoupment of any deferred minimum fees.

     If the Administrator is terminated within the first three years of the Fund's operations, each Index Series will repay the Administrator the difference between the amounts calculated under the Standard Fee Schedule and the amounts paid during the first year of operations.

================================================================================


     PNC Bank, N.A., an affiliate of the Administrator, serves as each Index Series' Transfer Agent and Dividend Disbursement Agent.

     The Fund has a Licensing Agreement with MSCI for the use of the relevant MSCI Index. Each Index Series pays a license fee equal to .03% per annum of the aggregate net assets of each of the Index Series.

     The Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the Act ("Rule 12b-1 Plan") with respect to each Index Series. Under the Rule 12b-1 Plan, the Distributor is paid an annual fee as compensation in connection with the offering and sale of shares of each Index Series. The fee paid to the Distributor under the Rule 12b-1 Plan is accrued daily and paid monthly with respect to each Index Series at an annual rate of up to .25% of the average daily net assets of such Index Series. From time to time the Distributor may waive all or a portion of the fee.

     Morgan Stanley Trust Company ("MSTC") serves as custodian as well as the Securities Lending Agent to each of the Index Series. For its custody services to each Index Series, MSTC is paid per annum fees based on the aggregate net assets of the Index Series as follows: Australia Index Series (.10%); Austria Index Series (.10%); Belgium Index Series (.10%); Canada Index Series (.07%); France Index Series (.11%); Germany Index Series (.10%); Hong Kong Index Series (.12%); Italy Index Series (.09%); Japan Index Series (.07%); Malaysia Index Series (.13%); Mexico (Free) Index Series (.25%); Netherlands Index Series (.10%); Singapore (Free) Index Series (.10%); Spain Index Series (.10%); Sweden Index Series (.10%); Switzerland Index Series (.10%); and United Kingdom Index Series (.08%).

     The AMEX has agreed to voluntarily waive its annual listing fee through December 31,1996.

     The Fund pays each director who is not a director, officer or employee of the Adviser, Administrator, Distributor or any affiliate thereof, an annual fee of $20,000 plus $5,000 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with the Board of Directors meetings.

FOREIGN CURRENCY

         At August 31, 1996, each Index Series' cash balance included the following amount of foreign currency:

                                                                     VALUE                     COST
                                                                     ------                   ------
         Australia Index Series                                     $ 73,495                  $ 73,453
         Austria Index Series                                          $  65                     $  65
         Belgium Index Series                                          $  28                     $  28
         Canada Index Series                                        $ 54,516                  $ 54,306
         France Index Series                                        $ 39,099                  $ 39,099
         Germany Index Series                                        $ 1,025                   $ 1,017
         Hong Kong Index Series                                       $  169                    $  169
         Italy Index Series                                         $341,123                  $335,591
         Japan Index Series                                         $447,814                  $445,773
         Malaysia Index Series                                       $ 3,796                   $ 3,797
         Mexico (Free) Index Series                                   $   78                     $  78
         Netherlands Index Series                                   $ 21,765                  $ 21,268
         Singapore (Free) Index Series                              $126,240                  $125,645
         Spain Index Series                                         $ 55,852                  $ 55,401
         Sweden Index Series                                          $  719                    $  720
         Switzerland Index Series                                   $ 19,064                  $ 19,037
         United Kingdom Index Series                                 $ 5,040                   $ 5,016

STOCK LOAN

     Each Index Series may lend securities from its portfolio to brokers, dealers and other financial institutions. Because the collateral pledged to each Index Series in connection with these loans generates income, securities lending enables an Index Series to earn income that may partially offset the expenses of the Index Series. Each Index Series receives collateral equal to at least 100% of the current market value of the loaned securities. The Index Series invests collateral in short-term investments, and bears the risk of loss of the invested collateral. In addition, an Index Series is exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. MSTC serves as the securities lending agent of the Fund and, in such capacity, shares equally with the respective Index Series any net income earned on invested collateral. For its services as the securities lending agent, the Fund pays MSTC, in respect of each Index Series, 50% of the net investment income earned on the collateral for securities loaned.

                                                              FOREIGN FUND, INC.
================================================================================


     The market values of securities on loan to broker/dealers at August 31, 1996, and the collateral received with respect to such loans were as follows:

                                                             MARKET VALUE OF                   COLLATERAL
         INDEX SERIES                                       LOANED SECURITIES                   RECEIVED
         ------------                                       ------------------                 -----------
         Australia Index Series                                $ 3,900,357                     $ 4,206,050
         Austria Index Series                                   $  198,882                      $  211,480
         Belgium Index Series                                           --                              --
         Canada Index Series                                            --                              --
         France Index Series                                    $  186,453                      $  196,094
         Germany Index Series                                  $ 4,371,043                     $ 4,724,876
         Hong Kong Index Series                                $ 1,120,597                     $ 1,299,323
         Italy Index Series                                    $ 3,270,387                     $ 3,716,453
         Japan Index Series                                    $21,044,290                     $22,309,896
         Malaysia Index Series                                          --                              --
         Mexico (Free) Index Series                                     --                              --
         Netherlands Index Series                              $ 1,578,795                     $ 1,678,071
         Singapore (Free) Index Series                                  --                              --
         Spain Index Series                                     $  133,512                      $  143,279
         Sweden Index Series                                    $  188,009                      $  195,386
         Switzerland Index Series                               $  432,720                      $  454,396
         United Kingdom Index Series                                    --                              --

CAPITAL SHARES

     The Fund currently is authorized to issue 6 billion shares of common stock, with the following number of shares allocated to each Index Series: Australia Index Series (127.8 million shares); Austria Index Series (19.8 million shares); Belgium Index Series (136.2 million shares); Canada Index Series (340.2 million shares); France Index Series (340.2 million shares); Germany Index Series (382.2 million shares); Hong Kong Index Series (191.4 million shares); Italy Index Series (63.6 million shares); Japan Index Series (2,124.6 million shares); Malaysia Index Series (127.8 million shares); Mexico (Free) Index Series (255 million shares); Netherlands Index Series (255 million shares); Singapore (Free) Index Series (191.4 million shares); Spain Index Series (127.8 million shares); Sweden Index Series (63.6 million shares); Switzerland Index Series (318.625 million shares); and United Kingdom Index Series (943.2 million shares). The shares will not be issued or redeemed individually, but only in specified aggregations of shares.

     The consideration for purchase of a Creation Unit of WEBS of an Index Series is the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Basket Securities") and an amount of cash (the "Cash Component"). Such in-kind deposit is designated as the "liability for in-kind subscriptions" on the Statements of Assets and Liabilities. Non-Basket Securities may be held by an Index Series as a result of corporate actions, odd share lots, or as a result of rebalancing of the Basket Securities.

     Shares of each Index Series are offered in Creation Units at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash and a purchase transaction fee. Shares of each Index Series may also be issued in the specified aggregations for cash in the sole discretion of the Fund. Redemptions of the shares of each Index Series in the specified aggregations are made in portfolio securities, plus or minus a specified amount of cash, and minus a specified redemption transaction fee. Shares of each Index Series may also be redeemed in the specified aggregations for cash in the sole discretion of the Fund.

===============================================================================


LOAN AGREEMENT

     Effective August 26, 1996, each of the Index Series has entered into a Line of Credit Agreement ("Agreement") with PNC Bank, N.A., an affiliate of the Administrator. Under the terms of the Agreement, any of the Index Series may request an advance of the full amount of the $5,000,000 line of credit; provided, however, that:

     (i) Total outstanding advances to all Index Series under the line of credit may not exceed $5,000,000 and

     (ii) The aggregate amount outstanding under the line of credit to any one Index Series may not exceed the lowest of (a) $5,000,000 (b) one-quarter of that Index Series' net assets, (c) any lower leverage limit set forth in the Fund's prospectus or (d) the maximum amount permitted to be borrowed by such Index Series under the Act. Each Index Series shall be severally, and not jointly, liable for its particular advances under the line. Advances made under the line of credit are due and payable on demand and will bear interest at a rate per annum equal to the sum of the Federal Funds Rate plus 1%. The interest rate at August 31, 1996 is 6.375%. The following Index Series had advances on the line of credit outstanding at August 31, 1996:

         Australia Index Series                                $ 30,000
         Belgium Index Series                                  $ 35,000
         France Index Series                                   $105,000
         Sweden Index Series                                   $ 60,000
         United Kingdom Index Series                           $105,000

     Average borrowings under the line of credit did not exceed 10% of net assets of any of the above Index Series during the period ended August 31, 1996.

PORTFOLIO ACTIVITY

     The Index Series' purchases and sales of securities (excluding in-kind transactions), other than short-term obligations, were as follows, for the period ended August 31, 1996:

                                                              PURCHASES OF                      SALES OF
         INDEX SERIES                                          SECURITIES                      SECURITIES
         ------------                                         -------------                    ----------
         Australia Index Series                                $  766,594                      $  845,975
         Austria Index Series                                  $  769,158                      $  811,984
         Belgium Index Series                                  $  105,993                      $  107,302
         Canada Index Series                                           --                      $   61,202
         France Index Series                                           --                      $   59,684
         Germany Index Series                                          --                      $   14,044
         Hong Kong Index Series                                        --                       $   3,153
         Italy Index Series                                   $ 4,305,861                     $ 4,551,484
         Japan Index Series                                   $18,776,247                     $18,832,323
         Malaysia Index Series                                         --                      $   12,961
         Mexico (Free) Index Series                                    --                              --
         Netherlands Index Series                              $  192,484                      $  337,768
         Singapore (Free) Index Series                        $ 1,883,628                     $ 2,024,777
         Spain Index Series                                    $  230,547                      $  387,512
         Sweden Index Series                                   $  218,165                      $  219,331
         Switzerland Index Series                             $ 1,155,234                     $ 1,205,759
         United Kingdom Index Series                                   --                         $   987

                                                              FOREIGN FUND, INC.
================================================================================


FOREIGN INCOME TAXES

     For the period ended August 31, 1996, each Index Series' net foreign withholding taxes deducted from foreign dividends received were as follows:

                                                                 FOREIGN
                                                               WITHOLDING
         INDEX SERIES                                              TAX
         -------------                                         ------------
         Australia Index Series                                  $ 2,788
         Austria Index Series                                    $10,470
         Belgium Index Series                                    $10,516
         Canada Index Series                                     $20,684
         France Index Series                                     $43,823
         Germany Index Series                                    $17,224
         Hong Kong Index Series                                       --
         Italy Index Series                                      $78,209
         Japan Index Series                                      $19,933
         Malaysia Index Series                                   $11,813
         Mexico (Free) Index Series                                   --
         Netherlands Index Series                                $15,732
         Singapore (Free) Index Series                                --
         Spain Index Series                                      $14,641
         Sweden Index Series                                     $13,875
         Switzerland Index Series                                $17,211
         United Kingdom Index Series                             $46,773

MARKET AND PORTFOLIO RISKS

     An investment in the WEBS of an Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include less liquid and less efficient securities markets; greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of an Index Series; higher transaction and custody costs; delays in settlement; difficulties in enforcing contractual obligations; less liquidity and smaller market capitalization of most non-U.S. securities markets; lower levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

     Each Index Series has a policy to concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the relevant index is the result of a single stock. As a result of this policy, an Index Series will maintain at least 25% of the value of its assets in securities of issuers in each industry for which its benchmark index has a concentration of more than 25% (except where the concentration of the index is the result of a single stock).

     The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain Index Series and, consequently, the investment portfolios of such Index Series may adversely affect the peformance of such Index Series or subject such Index Series to greater price volatility than that experienced by more diversified investment companies.

================================================================================


--------------------------------------------------------------------------------
FEDERAL TAXATION NOTICE (UNAUDITED)

     The Index Series paid the following foreign taxes during the period ended August 31, 1996 which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code. In addition, each of the Index Series earned the following foreign source income:

                                                             FOREIGN SOURCE
         INDEX SERIES                                            INCOME                       FOREIGN TAXES
         ------------                                        ---------------                  --------------
         Australia Index Series                                  $187,440                         $ 2,788
         Austria Index Series                                    $ 94,938                         $10,470
         Belgium Index Series                                    $ 81,098                         $10,516
         Canada Index Series                                     $133,921                         $20,684
         France Index Series                                     $293,728                         $43,823
         Germany Index Series                                    $172,663                         $17,224
         Hong Kong Index Series                                  $115,449                              --
         Italy Index Series                                      $608,313                         $78,209
         Japan Index Series                                      $152,061                         $19,933
         Malaysia Index Series                                   $ 46,684                         $11,813
         Mexico (Free) Index Series                              $ 35,713                              --
         Netherlands Index Series                                $105,055                         $15,732
         Singapore (Free) Index Series                           $ 70,836                              --
         Spain Index Series                                      $ 98,474                         $14,641
         Sweden Index Series                                     $118,888                         $13,875
         Switzerland Index Series                                $114,880                         $17,211
         United Kingdom Index Series                             $353,748                         $46,773

Shareholders will receive more detailed information along with Form 1099-DIV in January 1997.

REPORT OF INDEPENDENT AUDITORS                                FOREIGN FUND, INC.
================================================================================


Shareholders and Board of Directors
Foreign Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Foreign Fund, Inc. (comprising the Australia Index Series, the Austria Index Series, the Belgium Index Series, the Canada Index Series, the France Index Series, the Germany Index Series, the Hong Kong Index Series, the Italy Index Series, the Japan Index Series, the Malaysia Index Series, the Mexico (Free) Index Series,the Netherlands Index Series, the Singapore (Free) Index Series, the Spain Index Series, the Sweden Index Series, the Switzerland Index Series, and the United Kingdom Index Series) (collectively, the "Fund") as of August 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the period fromMarch 12, 1996 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Index Series comprising Foreign Fund, Inc. at August 31, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the period from March 12, 1996 to August 31, 1996, in conformity with generally accepted accounting principles.

                                                          /s/  ERNST & YOUNG LLP
New York, New York
October 14, 1996

                               FOREIGN FUND, INC.


                               INVESTMENT ADVISER
                          BARCLAYS GLOBAL FUND ADVISORS


                                  ADMINISTRATOR
                                    PFPC INC.


                                   DISTRIBUTOR
                             FUNDS DISTRIBUTOR INC.


                                 TRANSFER AGENT
                                 PNC BANK, N.A.


                                    CUSTODIAN
                            MORGAN STANLEY TRUST CO.



                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809